________________________________________________________________________________

                        DREYFUS INVESTMENT PORTFOLIOS


                             CORE BOND PORTFOLIO
                             CORE VALUE PORTFOLIO
                          EMERGING LEADERS PORTFOLIO
                          EMERGING MARKETS PORTFOLIO
                               JAPAN PORTFOLIO
                            MIDCAP STOCK PORTFOLIO
                       SMALL CAP STOCK INDEX PORTFOLIO
                         TECHNOLOGY GROWTH PORTFOLIO
                         FOUNDERS DISCOVERY PORTFOLIO
                          FOUNDERS GROWTH PORTFOLIO
                   FOUNDERS INTERNATIONAL EQUITY PORTFOLIO
                         FOUNDERS PASSPORT PORTFOLIO

                     STATEMENT OF ADDITIONAL INFORMATION
                                 MAY 1, 2003
                       (FOR INITIAL AND SERVICE SHARES)
________________________________________________________________________________

      This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the relevant current Prospectus dated May 1, 2003 of the Core Bond, Core Value, Emerging Leaders, Emerging Markets, Japan, MidCap Stock, Small Cap Stock Index, Technology Growth, Founders Discovery, Founders Growth, Founders International Equity, and Founders Passport Portfolios (each, a "Portfolio" and collectively, the "Portfolios"), each a separate series of Dreyfus Investment Portfolios (the "Fund"), as each Prospectus may be revised from time to time. To obtain a copy of a Portfolio's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call 1-800-554-4611 or 516-338-3300.


      Portfolio shares are offered only to variable annuity and variable life insurance separate accounts established by insurance companies ("Participating Insurance Companies") to fund variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies," and together with VA contracts, the "Policies"). Individuals may not purchase shares of any Portfolio directly from the Fund. The Policies are described in the separate prospectuses issued by the Participating Insurance
Companies.

      Each Portfolio, except the Small Cap Stock Index Portfolio, currently offers two classes of shares: Initial shares and Service shares. The Small Cap Stock Index Portfolio offers Service shares only. VA contract holders and VLI policy holders should consult the applicable prospectus of the separate account of the Participating Insurance Company to determine which class of Portfolio shares may be purchased by the separate account.


      The most recent Annual Report and Semi-Annual Report to Shareholders for each Portfolio are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.


                              TABLE OF CONTENTS
                                                                          PAGE


Description of the Fund and Portfolios.....................................B-3
Management of the Fund....................................................B-36
Management Arrangements...................................................B-42
How to Buy Shares.........................................................B-49
Distribution Plan (Service Shares only)...................................B-49
How to Redeem Shares......................................................B-51
Exchange Privilege........................................................B-52
Determination of Net Asset Value..........................................B-52
Dividends, Distributions and Taxes........................................B-53
Portfolio Transactions....................................................B-55
Performance Information...................................................B-61
Information About the Fund and Portfolios.................................B-65
Counsel and Independent Auditors..........................................B-70
Appendix...................................................................A-1



                    DESCRIPTION OF THE FUND AND PORTFOLIOS


      The Fund is a Massachusetts business trust that commenced operations on May 1, 1998. Each Portfolio is a separate series of the Fund, an open-end management investment company, known as a mutual fund. Each Portfolio, except the Emerging Markets Portfolio, is a diversified fund, which means that, with respect to 75% of the Portfolio's total assets, the Portfolio will not invest more than 5% of its assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of any single issuer (other than, in each case, securities of other investment companies, and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities). The Emerging Markets Portfolio is a non-diversified fund, which means that the proportion of the Portfolio's assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act of 1940, as amended (the "1940 Act").

      The Dreyfus Corporation (the "Manager") serves as each Portfolio's investment adviser. The Manager has engaged Founders Asset Management LLC ("Founders") to serve as sub-investment adviser to each of the Founders Discovery, Founders Growth, Founders International Equity and Founders Passport Portfolios (collectively, the "Founders Portfolios") and to provide day-to-day management of the Founders Portfolios' investments, subject to the supervision of the Manager. The Manager has engaged Newton Capital Management Limited ("Newton") to serve as sub-investment adviser to the Japan Portfolio and to provide day-to-day management of the Japan Portfolio's investments, subject to the supervision of the Manager. Founders and Newton are also referred to in this Statement of Additional Information as a "Sub-Adviser."


      Dreyfus Service Corporation (the "Distributor") is the distributor of each Portfolio's shares.

CERTAIN PORTFOLIO SECURITIES

      The following information supplements (except as noted) and should be read in conjunction with the relevant Portfolio's Prospectus.


      DEPOSITARY RECEIPTS. (All Portfolios, except the Core Bond and Small Cap Stock Index Portfolios) Each of these Portfolios may invest in the securities of foreign issuers in the form of American Depositary Receipts and American Depositary Shares (collectively, "ADRs") and Global Depositary Receipts and Global Depositary Shares (collectively, "GDRs") and other forms of depositary receipts or shares. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued outside the United States typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and GDRs in bearer form are designed for use outside the United States.


      These securities may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.


      FOREIGN GOVERNMENT OBLIGATIONS; SECURITIES OF SUPRANATIONAL ENTITIES. (Core Bond, Emerging Leaders, Emerging Markets, Japan and Founders Portfolios only) Each of these Portfolios may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Manager (or Sub-Adviser in the case of the Japan and Founders Portfolios) to be of comparable quality to the other obligations in which the Portfolio may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.


      MORTGAGE-RELATED SECURITIES. (Core Bond Portfolio only) Mortgage-related securities are a form of derivative collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. These securities may include complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities, mortgage pass-through securities, interests in real estate mortgage investment conduits ("REMICs"), adjustable rate mortgages, real estate investment trusts ("REITs"), or other kinds of mortgage-backed securities, including those with fixed, floating and variable interest rates, those with interest rates based on multiples of changes in a specified index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest.

RESIDENTIAL MORTGAGE-RELATED SECURITIES--The Core Bond Portfolio may invest in mortgage-related securities representing participation interests in pools of one- to four-family residential mortgage loans issued or guaranteed by governmental agencies or instrumentalities, such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"), or issued by private entities. Residential mortgage-related securities have been issued using a variety of structures, including multi-class structures featuring senior and subordinated classes.

      Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also know as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

COMMERCIAL MORTGAGE-RELATED SECURITIES--The Core Bond Portfolio may invest in commercial mortgage-related securities which generally are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties. These mortgage-related securities generally are constructed to provide protection to the senior classes investors against potential losses on the underlying mortgage loans. This protection generally is provided by having the holders of subordinated classes of securities ("Subordinated Securities") take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated Securities, cross-collateralization and over-collateralization.

SUBORDINATED SECURITIES--The Core Bond Portfolio may invest in Subordinated Securities issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Subordinated Securities have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage-related securities arising out of the same pool of mortgages. The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior mortgage-related securities. On the other hand, Subordinated Securities typically subject the holder to greater risk than senior mortgage-related securities and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior mortgage-related securities issued in respect of the same pool of mortgage. Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior mortgage-related securities.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS") AND MULTI-CLASS PASS-THROUGH-SECURITIES--The Core Bond Portfolio may invest in CMOs which are multiclass bonds backed by pools of mortgage pass-through certificates or mortgage loans. CMOs may be collateralized by (a) Ginnie Mae, Fannie Mae, or Freddie Mac pass-through certificates, (b) unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veterans' Affairs, (c) unsecuritized conventional mortgages, (d) other mortgage-related securities, or (e) any combination thereof.

      Each class of CMOs, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index, such as the London Interbank Offered Rate ("LIBOR") (or sometimes more than one index). These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon. The Portfolio also may invest in inverse floating rate CMOs. Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable index such a LIBOR. Accordingly, the coupon rate thereon will increase as interest rates decrease. Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs.

      Many inverse floating rate CMOs have coupons that move inversely to a multiple of the applicable indices. The effect of the coupon varying inversely to a multiple of an applicable index creates a leverage factor. Inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal. The markets for inverse floating rate CMOs with highly leveraged characteristics at times may be very thin. The Portfolio's ability to dispose of its positions in such securities will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity.


STRIPPED MORTGAGE-BACKED SECURITIES--The Core Bond Portfolio also may invest in stripped mortgage-backed securities which are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security, or IO, and all of the principal is distributed to holders of another type of security known as a principal-only security, or PO. Strips can be created in a pass-through structure or as tranches of a CMO. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.


ADJUSTABLE-RATE MORTGAGE LOANS ("ARMS")--The Core Bond Portfolio may invest in ARMs. ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time, generally for either the first three, six, twelve, thirteen, thirty-six, or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes in an index. ARMs typically have minimum and maximum rates beyond which the mortgage interest rate may not vary over the lifetime of the loans. Certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Negatively amortizing ARMs may provide limitations on changes in the required monthly payment. Limitations on monthly payments can result in monthly payments that are greater or less than the amount necessary to amortize a negatively amortizing ARM by its maturity at the interest rate in effect during any particular month.

PRIVATE ENTITY SECURITIES--The Core Bond Portfolio may invest in mortgage-related securities issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Timely payment of principal and interest on mortgage-related securities backed by pools created by non-governmental issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies, so that if the issuers default on their obligations the holders of the security could sustain a loss. No insurance or guarantee covers the Portfolio or the price of the Portfolio's shares. Mortgage-related securities issued by non-governmental issuers generally offer a higher rate of interest than government-agency and government-related securities because there are no direct or indirect government guarantees of payment.

OTHER MORTGAGE-RELATED SECURITIES--Other mortgage-related securities in which the Core Bond Portfolio may invest include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

      ASSET-BACKED SECURITIES. (Core Bond Portfolio only) Asset-backed securities are a form of derivative. The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. These securities include debt securities and securities with debt-like characteristics. The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. The Portfolio may invest in these and other types of asset-backed securities that may be developed in the future.

      Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may provide the Portfolio with a less effective security interest in the related collateral than do mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.


REAL ESTATE INVESTMENT TRUSTS. (Core Bond, Japan, MidCap Stock and Small Cap Stock Index Portfolios only) Each of these Portfolios may invest in REITs. A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level Federal income tax and making the REIT a pass-through vehicle for Federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

      REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs, which only the Core Bond Portfolio may invest in, can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The value of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act.


      VARIABLE AND FLOATING RATE SECURITIES. (Core Bond Portfolio only) Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations.
The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

      The Portfolio may invest in floating rate debt instruments ("floaters"). The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters provide the Portfolio with a certain degree of protection against rises in interest rates, although the Portfolio will participate in any declines in interest rates as well.

      The Portfolio also may invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed or inversely to a multiple of the applicable index. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.


      INVESTMENT COMPANIES. (All Portfolios) Each Portfolio may invest in securities issued by investment companies. Under the 1940 Act, a Portfolio's investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company,
(ii) 5% of the Portfolio's total assets with respect to any one investment company and (iii) 10% of the Portfolio's total assets in the aggregate. As a shareholder of another investment company, the Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Portfolio bears directly in connection with its own operations. Each Portfolio also may invest its uninvested cash reserves, or cash it receives as collateral from borrowers of its portfolio securities in connection with the Portfolio's securities lending program, in shares of one or more money market funds advised by the Manager. Such investments will not be subject to the limitations described above, except that a Portfolio's aggregate investment of uninvested cash reserves in such money market funds may not exceed 25% of its total assets. See "Lending Portfolio Securities."

      EXCHANGE-TRADED FUNDS. (All Portfolios, except the Core Bond Portfolio) Each of these Portfolios may invest in shares of exchange-traded investment companies (collectively, "ETFs") which are designed to provide investment results corresponding to a securities index. These may include Standard & Poor's Depositary Receipts ("SPDRs"), DIAMONDS, Nasdaq-100 Index Tracking Stock (also referred to as "Nasdaq-100 Shares") and iShares exchange-traded funds ("iShares"), such as iShares S&P SmallCap 600 Index Fund. ETFs are usually either units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities, in each case with respect to a portfolio of all or substantially all of the component common stocks of, and in substantially the same weighting as, the relevant benchmark index. The benchmark indices of SPDRs, DIAMONDS and Nasdaq-100 Shares are the Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average and the Nasdaq-100 Index, respectively. The benchmark index for iShares varies, generally corresponding to the name of the particular iShares fund. ETFs are designed to provide investment results that generally correspond to the price and yield performance of the component securities of the benchmark index. ETFs are listed on an exchange and trade in the secondary market on a per-share basis.

      The values of ETFs are subject to change as the values of their respective component securities fluctuate according to market volatility. Investments in ETFs that are designed to correspond to an equity index involve certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of ETFs invested in by a Portfolio. Moreover, a Portfolio's investments in ETFs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities.


      CONVERTIBLE SECURITIES. (All Portfolios, except the Small Cap Stock Index Portfolio) Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

      Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

      Convertible securities provide for a stable stream of income with generally higher yields than common stocks, but there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

      WARRANTS.  (All Portfolios, except the Small Cap Stock Index
Portfolio) A warrant is a form of derivative that gives the holder the right to subscribe to a specified amount of the issuing corporation's capital stock at a set price for a specified period of time. Each Portfolio may invest up to 5% of its net assets in warrants, except that this limitation does not apply to warrants purchased by the Portfolio that are sold in units with, or attached to, other securities.

      PARTICIPATION INTERESTS. (Core Bond Portfolio only) The Core Bond Portfolio may invest in short-term corporate obligations denominated in U.S. and foreign currencies that are originated, negotiated and structured by a syndicate of lenders ("Co-Lenders"), consisting of commercial banks, thrift institutions, insurance companies, financial companies or other financial institutions one or more of which administers the security on behalf of the syndicate (the "Agent Bank"). Co-Lenders may sell such securities to third parties called "Participants." The Portfolio may invest in such securities either by participating as a Co-Lender at origination or by acquiring an interest in the security from a Co-Lender or a Participant (collectively, "participation interests"). Co-Lenders and Participants interposed between the Portfolio and the corporate borrower (the "Borrower"), together with Agent Banks, are referred herein as "Intermediate Participants."

      The Portfolio also may purchase a participation interest in a portion of the rights of an Intermediate Participant, which would not establish any direct relationship between the Portfolio and the Borrower. A participation interest gives the Portfolio an undivided interest in the security in the proportion that the Portfolio's participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest. The Portfolio would be required to rely on the Intermediate Participant that sold the participation interest not only for the enforcement of the Portfolio's rights against the Borrower but also for the receipt and processing of payments due to the Portfolio under the security. Because it may be necessary to assert through an Intermediate Participant such rights as may exist against the Borrower, in the event the Borrower fails to pay principal and interest when due, the Portfolio may be subject to delays, expenses and risks that are greater than those that would be involved if the Portfolio would enforce its rights directly against the Borrower. Moreover, under the terms of a participation interest, the Portfolio may be regarded as a creditor of the Intermediate Participant (rather than of the Borrower), so that the Portfolio may also be subject to the risk that the Intermediate Participant may become insolvent. Similar risks may arise with respect to the Agent Bank if, for example, assets held by the Agent Bank for the benefit of the Portfolio were determined by the appropriate regulatory authority or court to be subject to the claims of the Agent Bank's creditors. In such case, the Portfolio might incur certain costs and delays in realizing payment in connection with the participation interest or suffer a loss of principal and/or interest. Further, in the event of the bankruptcy or insolvency of the Borrower, the obligation of the Borrower to repay the loan may be subject to certain defenses that can be asserted by such Borrower as a result of improper conduct by the Agent Bank or Intermediate Participant.

      MUNICIPAL OBLIGATIONS. (Core Bond Portfolio only) Municipal obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities, to obtain funds for various public purposes, and include certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. Municipal obligations bear fixed, floating or variable rates of interest, which are determined in some instances by formulas under which the municipal obligation's interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum. Certain municipal obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related municipal obligation and purchased and sold separately. The Core Bond Portfolio also may acquire call options on specific municipal obligations. The Portfolio generally would purchase these call options to protect the Portfolio from the issuer of the related municipal obligation redeeming, or other holder of the call option from calling away, the municipal obligation before maturity.

      While, in general, municipal obligations are tax exempt securities having relatively low yields as compared to taxable, non-municipal obligations of similar quality, certain municipal obligations are taxable obligations offering yields comparable to, and in some cases greater than, the yields available on other permissible Portfolio investments. Dividends received by shareholders on Portfolio shares which are attributable to interest income received by the Portfolio from municipal obligations generally will be subject to Federal income tax. The Portfolio may invest in municipal obligations, the ratings of which correspond with the ratings of other permissible Fund investments. The Portfolio currently intends to invest no more than 25% of its assets in municipal obligations. However, this percentage may be varied from time to time without shareholder approval.

      ZERO COUPON, PAY-IN-KIND AND STEP-UP SECURITIES. (Core Bond Portfolio only) The Core Bond Portfolio may invest in zero coupon U.S. Treasury securities, which are Treasury Notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. Zero coupon securities also are issued by corporations and financial institutions which constitute a proportionate ownership of the issuer's pool of underlying U.S. Treasury securities. A zero coupon security pays no interest to its holders during its life and is sold at a discount to its face value at maturity. The Core Bond Portfolio may invest in pay-in-kind bonds which are bonds which generally pay interest through the issuance of additional bonds. The Portfolio also may purchase step-up coupon bonds which are debt securities which typically do not pay interest for a specified period of time and then pay interest at a series of different rates. The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay interest periodically having similar maturities and credit qualities. In addition, unlike bonds that pay interest throughout the period to maturity, the Portfolio will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Portfolio may obtain no return at all on its investment. Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind or step-up bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for Federal income taxes, the Portfolio may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements. See "Dividends, Distributions and Taxes."

      ILLIQUID SECURITIES. (All Portfolios) Each Portfolio may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Portfolio's investment objective. These securities may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, and certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, the Portfolio is subject to a risk that should it desire to sell them when a ready buyer is not available at a price the Portfolio deems representative of their value, the value of the Portfolio's net assets could be adversely affected.


      MONEY MARKET INSTRUMENTS. (All Portfolios) When the Manager (or Sub-Adviser in the case of the Japan and Founders Portfolios) determines that adverse market conditions exist, a Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market instruments, including the securities described below ("Money Market Instruments"). Each Portfolio also may purchase Money Market Instruments when it has cash reserves or in anticipation of taking a market position.


U.S. GOVERNMENT SECURITIES--Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations from the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support for such U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not obligated by law. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to timely payment of interest and principal when held to maturity. Neither the market value of such securities nor the Portfolio's share price is guaranteed.

REPURCHASE AGREEMENTS--Each Portfolio may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the Portfolio buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The Portfolio's custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by the Portfolio under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission (the "SEC") to be loans by the Portfolio that enters into them. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Portfolio's ability to dispose of the underlying securities. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, each Portfolio will enter into repurchase agreements only with domestic banks with total assets in excess of $1 billion, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Portfolio may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price.

BANK OBLIGATIONS--Each Portfolio may purchase certificates of deposit ("CDs"), time deposits ("TDs"), bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, the Portfolio may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers.

      CDs are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

      TDs are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.

      Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instruments upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.


COMMERCIAL PAPER AND OTHER SHORT-TERM CORPORATE OBLIGATIONS--Each Portfolio may purchase commercial paper consisting of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Portfolio will consist only of direct obligations which, at the time of their purchase, are rated at least Prime-1 by Moody's Investors Service, Inc. ("Moody's"), A-1 by Standard & Poor's Ratings Services ("S&P") or F-1 by Fitch Ratings ("Fitch" and, together with Moody's and S&P, the "Rating Agencies"), or issued by companies having an outstanding unsecured debt issue currently rated at least A by Moody's, S&P or Fitch, or, if unrated, determined by the Manager (or Sub-Adviser in the case of the Japan and Founders Portfolios) to be of comparable quality to those rated obligations which may be purchased by the Portfolio.


      These instruments also include variable amount master demand notes, which are obligations that permit the Portfolio to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and the Portfolio may invest in them only if at the time of an investment the borrower meets the criteria set forth above for other commercial paper issuers.

INVESTMENT TECHNIQUES

      The following information supplements (except as noted) and should be read in conjunction with the relevant Portfolio's Prospectus.

      DURATION AND PORTFOLIO MATURITY. (Core Bond Portfolio only) As a measure of a fixed-income security's cash flow, duration is an alternative to the concept of "term to maturity" in assessing the price volatility associated with changes in interest rates. Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a bond with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 3% if interest rates fell 1%. The market price of a bond with a duration of six years would be expected to increase or decline twice as much as the market price of a bond with a three-year duration. Duration is a way of measuring a security's maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security's cash flows over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Incorporating a security's yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a bond's cash flows, where the present values of the cash flows serve as weights. In computing the duration of the Core Bond Portfolio, the Manager will estimate the duration of obligations that are subject to features such as prepayment or redemption by the issuer, put options retained by the investor or other imbedded options, taking into account the influence of interest rates on prepayments and coupon flows.

      The Core Bond Portfolio typically will maintain an average effective maturity ranging between five and ten years. However, to the extent the maturity of the Portfolio's benchmark index is outside this range at a particular time (generally, this may occur during other than usual market conditions), the Portfolio's average effective maturity also may fall outside such range. For purposes of calculating average effective portfolio maturity, a security that is subject to redemption at the option of the issuer on a particular date (the "call date") which is prior to the security's stated maturity may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate average effective portfolio maturity when the Manager reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security. The Manager may base its conclusion on such factors as the interest-rate paid on the security compared to prevailing market rates, the amount of cash available to the issuer of the security, events affecting the issuer of the security, and other factors that may compel or make it advantageous for the issuer to redeem a security prior to its stated maturity.

      FOREIGN CURRENCY TRANSACTIONS. (All Portfolios, except the MidCap Stock and Small Cap Stock Index Portfolios) Each of these Portfolios may enter into foreign currency transactions for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Portfolio has agreed to buy or sell; to hedge the U.S. dollar value of securities the Portfolio already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain exposure to the foreign currency in an attempt to realize gains.


      Foreign currency transactions may involve, for example, the Portfolio's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. A short position would involve the Portfolio agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Portfolio contracted to receive. The Portfolio's success in these transactions will depend principally on the ability of the Manager (or Sub-Adviser in the case of the Japan and Founders Portfolios) to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.


      Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.


      BORROWING MONEY. (All Portfolios) Each Portfolio is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. Each Founders Portfolio and the Small Cap Stock Index Portfolio currently intend to borrow money only for temporary or emergency (not leveraging) purposes. While such borrowings exceed 5% of the Portfolio's total assets, the Portfolio will not make any additional investments. Money borrowed will be subject to interest costs. The Core Bond, Core Value, Emerging Leaders, Emerging Markets, Japan, MidCap Stock and Technology Growth Portfolios may borrow money for investment purposes as described below under "Leverage."


      LEVERAGE. (All Portfolios, except the Small Cap Stock Index and Founders Portfolios) Leveraging (buying securities using borrowed money) exaggerates the effect on net asset value of any increase or decrease in the market value of a Portfolio's investments. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. For borrowings for investment purposes, the 1940 Act requires the Portfolio to maintain continuous asset coverage (total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, the Portfolio may be required to sell some of its portfolio holdings within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Portfolio also may be required to maintain minimum average balances in connection with such borrowing or pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.


      REVERSE REPURCHASE AGREEMENTS. (All Portfolios, except the Founders Portfolios) Each of these Portfolios may enter into reverse repurchase agreements with banks, broker/dealers or other financial institutions. This form of borrowing involves the transfer by the Portfolio of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Portfolio retains the right to receive interest and principal payments on the security. At an agreed upon future date, the Portfolio repurchases the security at principal plus accrued interest. To the extent a Portfolio enters into a reverse repurchase agreement, the Portfolio will segregate permissible liquid assets at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the SEC. The SEC views reverse repurchase transactions as collateralized borrowings by a Portfolio. Except for these transactions, borrowings by those Portfolios that may engage in leveraging generally will be unsecured. Reverse repurchase agreements may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. Such transactions, however, may increase the risk of potential fluctuations in the market value of the Portfolio's assets. In addition, interest costs on the cash received may exceed the return on the securities purchased.

      LENDING PORTFOLIO SECURITIES. (All Portfolios) Each Portfolio may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the Portfolio remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. The Portfolio also has the right to terminate a loan at any time. The Portfolio may call the loan to vote proxies if a material issue affecting the Portfolio's investment is to be voted upon. Loans of portfolio securities may not exceed 33-1/3% of the value of the Portfolio's total assets (including the value of all assets received as collateral for the loan). The Portfolio will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of a letter of credit or securities, the borrower will pay the Portfolio a loan premium fee. If the collateral consists of cash, the Portfolio will reinvest the cash and pay the borrower a pre-negotiated fee or "rebate" from any return earned on the investment. The Portfolio may participate in a securities lending program operated by Mellon Bank, N.A., as lending agent (the "Lending Agent"). The Lending Agent will receive a percentage of the total earnings of the Portfolio derived from lending its portfolio securities. Should the borrower of the securities fail financially, the Portfolio may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Manager to be of good financial standing. In a loan transaction, the Portfolio will also bear the risk of any decline in value of securities acquired with cash collateral. A Portfolio will minimize this risk by limiting the investment of cash collateral to money market funds advised by the Manager, repurchase agreements or other high quality instruments with short maturities.


      SHORT-SELLING. (Core Bond, Emerging Leaders, Emerging Markets, Japan and Technology Growth Portfolios only) In these transactions, a Portfolio sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio, which would result in a loss or gain, respectively.

      No Portfolio will sell securities short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Portfolio's net assets.

      The Portfolio also may make short sales "against the box," in which the Portfolio enters into a short sale of a security it owns. At no time will more than 15% of the value of the Portfolio's net assets be in deposits on short sales against the box.

      Until the Portfolio closes its short position or replaces the borrowed security, the Portfolio will: (a) segregate permissible liquid assets in an amount that, together with the amount provided as collateral, always equals the current value of the security sold short; or (b) otherwise cover its short position.


      DERIVATIVES. (All Portfolios) Each Portfolio may invest in, or enter into, derivatives, such as, except for the Small Cap Stock Index Portfolio, options and futures and options on futures contracts, for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. The Small Cap Stock Index Portfolio may invest in, or enter into, derivatives, such as stock index futures, in anticipation of taking a market position when, in the opinion of the Manager, available cash balances do not permit an economically efficient trade in the cash market, to hedge dividend accruals or to meet liquidity needs. Derivatives may provide a cheaper, quicker or more specifically focused way for a Portfolio to invest than "traditional" securities would.


      Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a Portfolio to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Portfolio can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on a Portfolio's performance.

      If a Portfolio invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Portfolio's return or result in a loss. A Portfolio also could experience losses if its derivatives were poorly correlated with its other investments, or if the Portfolio were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.


      Although neither the Fund nor any Portfolio will be a commodity pool, certain derivatives subject the Portfolios to the rules of the Commodity Futures Trading Commission ("CFTC") which limit the extent to which a Portfolio can invest in such derivatives. A Portfolio may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, a Portfolio may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Portfolio's assets (or such other amount permitted by the CFTC), after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

      Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives.
This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. In contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Manager (or Sub-Adviser in the case of the Japan and Founders Portfolios) will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by a Portfolio. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

FUTURES TRANSACTIONS--IN GENERAL. Each Portfolio may enter into futures contracts in U.S. domestic markets, or, except for the MidCap Stock and Small Cap Stock Index Portfolios, on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits a Portfolio might realize in trading could be eliminated by adverse changes in the exchange rate, or the Portfolio could incur losses as a result of those changes. Transactions on foreign exchanges may include commodities which are traded on domestic exchanges or those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.


      Engaging in these transactions involves risk of loss to a Portfolio which could adversely affect the value of the Portfolio's net assets. Although each Portfolio intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Portfolio to substantial losses.


      Successful use of futures by a Portfolio also is subject to the ability of the Manager (or Sub-Adviser in the case of the Japan and Founders Portfolios) to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the position being hedged and the price movements of the futures contract. For example, if a Portfolio uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Portfolio will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. A Portfolio may have to sell such securities at a time when it may be disadvantageous to do so.


      Pursuant to regulations and/or published positions of the SEC, a Portfolio may be required to segregate permissible liquid assets to cover its obligations relating to its transactions in derivatives. To maintain this required cover, the Portfolio may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position at a reasonable price. In addition, the segregation of such assets will have the effect of limiting the Portfolio's ability otherwise to invest those assets.

SPECIFIC FUTURES TRANSACTIONS. Each Portfolio may purchase and sell stock index futures contracts. A stock index future obligates the Portfolio to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

      Each Portfolio, except the MidCap Stock and Small Cap Stock Index Portfolios, may purchase and sell currency futures. A foreign currency future obligates the Portfolio to purchase or sell an amount of a specific currency at a future date at a specific price.


      Each Portfolio, except the Emerging Markets and Small Cap Stock Index Portfolios, may purchase and sell interest rate futures contracts. An interest rate future obligates the Portfolio to purchase or sell an amount of a specific debt security at a future date at a specific price.

CREDIT DERIVATIVES. (Core Bond Portfolio only) The Core Bond Portfolio may engage in credit derivative transactions, such as those involving default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Manager is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Portfolio would diminish compared with what it would have been if these techniques were not used. Moreover, even if the Manager is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of credit derivative transactions that may be entered into by the Portfolio. The Portfolio's risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Portfolio purchases a default option on a security, and if no default occurs with respect to the security, the Portfolio's loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, the Portfolio's loss will include both the premium that is paid for the option and the decline in value of the underlying security that the default option hedged.


OPTIONS--IN GENERAL. Each Portfolio, except the Small Cap Stock Index Portfolio, may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options. Each Portfolio, other than the Small Cap Stock Index Portfolio, may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.


      A covered call option written by a Portfolio is a call option with respect to which the Portfolio owns the underlying security or otherwise covers the transaction by segregating permissible liquid assets. A put option written by a Portfolio is covered when, among other things, the Portfolio segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. A Portfolio receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

      There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

SPECIFIC OPTIONS TRANSACTIONS. Each Portfolio, except the Core Bond and Small Cap Stock Index Portfolios, may purchase and sell call and put options in respect of specific securities (or groups or "baskets" of specific securities) or stock indices listed on national securities exchanges or traded in the over-the-counter market. An option on a stock index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing stock index options will depend upon price movements in the level of the index rather than the price of a particular stock.

      Each Portfolio, except the MidCap Stock and Small Cap Stock Index Portfolios, may purchase and sell call and put options on foreign currency. These options convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.


      Each Portfolio, except the Core Bond and Small Cap Stock Index Portfolios, may purchase cash-settled options on equity index swaps in pursuit of its investment objective. Equity index swaps involve the exchange by the Portfolio with another party of cash flows based upon the performance of an index or a portion of an index of securities which usually includes dividends. The Japan Portfolio also may purchase cash-settled options on interest rate swaps and interest rate swaps denominated in foreign currency. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments) denominated in U.S. dollars or foreign currency. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

      Successful use by a Portfolio of options will be subject to the ability of the Manager (or Sub-Adviser in the case of the Japan and Founders Portfolios) to predict correctly movements in the prices of individual stocks, the stock market generally, foreign currencies or interest rates. To the extent such predictions are incorrect, the Portfolio may incur losses.


      FUTURE DEVELOPMENTS. (All Portfolios) A Portfolio may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Portfolio or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Before entering into such transactions or making any such investment on behalf of a Portfolio, the Fund will provide appropriate disclosure in its Prospectus or Statement of Additional Information.

      FORWARD COMMITMENTS. (All Portfolios, except the Small Cap Stock Index Portfolio) Each of these Portfolios may purchase or sell securities on a forward commitment, when-issued or delayed-delivery basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase or sell. The payment obligation and the interest rate receivable on a forward commitment, when-issued or delayed-delivery security are fixed when the Portfolio enters into the commitment, but the Portfolio does not make a payment until it receives delivery from the counter party. The Portfolio will commit to purchase such securities only with the intention of actually acquiring the securities, but the Portfolio may sell these securities before the settlement date if it is deemed advisable. The Portfolio will segregate permissible liquid assets at least equal at all times to the amount of the Portfolio's purchase commitments.

      The Core Bond Portfolio intends to engage in forward commitments to increase its portfolio's financial exposure to changes in interest rates and will increase the volatility of its returns. If the Portfolio is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. At no time will the Portfolio have more than 33-1/3% of its assets committed to purchase securities on a forward commitment basis.

      Securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose a Portfolio to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis when a Portfolio is fully or almost fully invested may result in greater potential fluctuation in the value of the Portfolio's net assets and its net asset value per share.

      FORWARD ROLL TRANSACTIONS. (Core Bond Portfolio only) To enhance current income, the Portfolio may enter into forward roll transactions with respect to mortgage-related securities. In a forward roll transaction, the Portfolio sells a mortgage-related security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to purchase a similar security from the institution at a later date at an agreed upon price. The securities that are purchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different pre-payment histories than those sold. During the period between the sale and purchase, the Portfolio will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale typically will be invested in short-term instruments, particularly repurchase agreements, and the income from these investments, together with any additional fee income received on the sale will be expected to generate income for the Portfolio exceeding the yield on the securities sold. Forward roll transactions involve the risk that the market value of the securities sold by the Portfolio may decline below the purchase price of those securities. The Portfolio will segregate permissible liquid assets at least equal to the amount of the repurchase price (including accrued interest).

CERTAIN INVESTMENT CONSIDERATIONS AND RISKS


      EQUITY SECURITIES. (All Portfolios) Equity securities, including common stock, and certain preferred stock, convertible securities and warrants, fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of a Portfolio's investments will result in changes in the value of its shares and thus the Portfolio's total return to investors.

      Each Portfolio, except the Core Bond Portfolio, may purchase securities of companies in initial public offerings ("IPOs") or shortly thereafter. An IPO is a corporation's first offering of stock to the public. Shares are given a market value reflecting expectations for the corporation's future growth. Special rules of the National Association of Securities Dealers, Inc. apply to the distribution of IPOs. Corporations offering IPOs generally have a limited operating history and may involve greater risk. The prices of these companies' securities may be very volatile, rising and falling rapidly, sometimes based solely on investor perceptions rather than economic reasons. A Portfolio may purchase securities of companies which have no earnings or have experienced losses. A Portfolio generally will make these investments based on a belief that actual anticipated products or services will produce future earnings. If the anticipated event is delayed or does not occur, or if investor perception about the company changes, the company's stock price may decline sharply and its securities may become less liquid.


      FIXED-INCOME SECURITIES. (All Portfolios, except the Small Cap Stock Index Portfolio) The Core Value Portfolio may invest up to 5% of its net assets, and the Core Bond and Emerging Markets Portfolios may invest, in fixed-income securities, including those of companies that are close to entering, or already in, reorganization proceedings which are rated below investment grade by the Rating Agencies. The MidCap Stock Portfolio also may invest in corporate obligations rated at least Baa by Moody's or BBB by S&P or Fitch, or, if unrated, of comparable quality as determined by the Manager. Each Founders Portfolio may invest in debt securities of foreign issuers that management believes, based on market conditions, the financial condition of the issuer, general economic conditions and other relevant factors, offer opportunities for capital growth. The bonds, debentures and corporate obligations (other than convertible securities and preferred stock) in which each Founders Portfolio may invest must be rated not lower than Baa by Moody's or BBB by S&P and Fitch, or, if unrated, deemed to be of comparable quality by Founders. Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities generally are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Certain securities that may be purchased by a Portfolio, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.


      The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuer. Certain securities that may be purchased by a Portfolio, such as those rated Baa by Moody's and BBB by S&P and Fitch, or, with respect to the Core Value, Core Bond and Emerging Markets Portfolios, lower, may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Once the rating of a security held by a Portfolio has been changed, the Portfolio will consider all circumstances deemed relevant in determining whether to continue to hold the security.


      INDEX INVESTING. (Small Cap Stock Index Portfolio only) The Small Cap Stock Index Portfolio is managed by determining which stocks are to be purchased or sold to match, to the extent feasible, the investment characteristics of the S&P SmallCap 600 Index. The Portfolio will attempt to achieve a correlation between its performance and that of the Index, in both rising and falling markets, of at least 0.95, without taking into account expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Portfolio's net asset value, including the value of its dividends and capital gain distributions, increases or decreases in exact proportion to changes in the Index. The Portfolio's ability to correlate its performance with that of the S&P SmallCap 600 Index, however, may be affected by, among other things, changes in securities markets, the manner in which the total return of the S&P SmallCap 600 Index is calculated, the size of the Portfolio, the amount of cash or cash equivalents held in the Portfolio, and the timing, frequency and size of shareholder purchases and redemptions. The Portfolio will use cash flows from shareholder purchase and redemption activity to maintain, to the extent feasible, the similarity of its portfolio to the securities comprising the S&P SmallCap 600 Index. Inclusion of a security in the S&P SmallCap 600 Index in no way implies an opinion by the sponsor of the Index as to its attractiveness as an investment. In the future, subject to the approval of the Portfolio's shareholders, the Portfolio may select a different index if such a standard of comparison is deemed to be more representative of the performance of the securities the Portfolio seeks to match. The Portfolio is not sponsored, endorsed, sold or promoted by the sponsor of the S&P SmallCap 600 Index.

      The Small Cap Stock Index Portfolio may not hold all of the issues that comprise the S&P SmallCap 600 Index because of the costs involved and the illiquidity of certain of the securities which comprise the Index. Instead, the Portfolio will attempt to hold a representative sample of the securities in the S&P SmallCap 600 Index so that, in the aggregate, the investment characteristics of the Portfolio resemble that of the Index. The stocks to be included in the Portfolio will be selected using a statistical process known as "sampling." The process will be used to select stocks so that the market capitalizations, industry weightings, dividend yield, and beta. The sampling techniques utilized by the Small Cap Stock Index Portfolio are expected to be an effective means of substantially duplicating the investment performance of the S&P SmallCap 600 Index; however, the Portfolio is not expected to track the S&P SmallCap 600 Index with the same degree of accuracy that complete replication of the Index would have provided. Over time, the portfolio composition of the Small Cap Stock Index Portfolio will be altered (or "rebalanced") to reflect changes in the composition of the S&P SmallCap 600 Index.

      TECHNOLOGY SECTOR. Each Portfolio, to the extent described in its Prospectus, may invest in securities issued by companies in the technology sector, which has been among the most volatile sectors of the stock market. Technology companies involve greater risk because their revenues and earnings tend to be less predictable (and some companies may be experiencing significant losses) and their share prices tend to be more volatile. Certain technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group. In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated. Investor perception may play a greater role in determining the day-to-day value of technology stocks than it does in other sectors. Portfolio investments made in anticipation of future products and services may decline dramatically in value if the anticipated products or services are delayed or canceled.

      SMALLER COMPANY SECURITIES. (Emerging Leaders, MidCap Stock, Small Cap Stock Index, Technology Growth, Founders Discovery and Founders Passport Portfolios only) Each of these Portfolios may purchase securities of smaller capitalization companies, the prices of which may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. The Technology Growth Portfolio is not limited in the amount it may invest in these securities or companies, and the Small Cap Stock Index Portfolio will invest substantially all of its assets in such securities or companies. The Portfolios, together with other investment companies advised by the Manager and its affiliates, may own significant positions in portfolio companies which, depending on market conditions, may affect adversely a Portfolio's ability to dispose of some or all of its position should it desire to do so.


      LOWER RATED SECURITIES. (Core Bond, Core Value, Emerging Markets and Founders Portfolios only) Each of these Portfolios may invest a portion of its assets in higher yielding (and, therefore, higher risk) debt securities (convertible securities and preferred stocks with respect to the Founders Portfolios) such as those rated as low as B by a Rating Agency in the case of the Founders Portfolios, or as low as the lowest rating assigned by a Rating Agency in the case of the Core Bond, Core Value and Emerging Markets Portfolios. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. The retail secondary market for these securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Portfolio to sell certain securities or could result in lower prices than those used in calculating the Portfolio's net asset value.

      Bond prices are inversely related to interest rate changes; however, bond price volatility also may be inversely related to coupon. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and will be a substantial factor in the Portfolio's relative share price volatility. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these securities. The Portfolio will rely on the judgment, analysis and experience of the Manager (or Founders in the case of the Founders Portfolios) in evaluating the creditworthiness of an issuer.

      Companies that issue certain of these securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer.


      Because there is no established retail secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and the Portfolio's ability to dispose of particular issues when necessary to meet such Portfolio's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid security market for certain securities also may make it more difficult for the Portfolio to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable, objective data may be available.

      These securities may be particularly susceptible to economic downturns. An economic recession could adversely affect the ability of the issuers of lower rated bonds to repay principal and pay interest thereon and increase the incidence of default for such securities. It is likely that any economic recession also could disrupt severely the market for such securities and have an adverse impact on their value.


      Each of these Portfolios may acquire these securities during an initial offering. Such securities may involve special risks because they are new issues. The Fund has no arrangement with any persons concerning the acquisition of such securities, and the Manager (or Founders in the case of the Founders Portfolios) will review carefully the credit and other characteristics pertinent to such new issues.


      The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon, pay-in-kind and step-up securities. In addition to the risks associated with the credit rating of the issuers, the market prices of these securities may be very volatile during the period no interest is paid.


      The ratings of the Ratings Agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Manager (or Founders in the case of the Founders Portfolios) also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal.

      With respect to Core Bond Portfolio, the average distribution of investments of the Portfolio in corporate bonds (excluding convertible preferred stocks and convertible bonds) by ratings for the fiscal year ended December 31, 2002, calculated monthly on a dollar weighted basis, was as follows:


                                  CORE BOND PORTFOLIO

                     MOODY'S   OR   S&P OR FITCH        PERCENTAGE


                       Aaa               AAA              62.3%
                        Aa               AA                4.4%
                        A                 A               19.0%
                       Baa               BBB              12.4%
                        Ba               BB                3.0%
                        B                 B                5.9%
                       Caa               CCC               0.1%
                        Cc               CC                0.1%
                        NR               NR                3.0%*
                                                         110.2%**


_______________
* These unrated securities have been determined by the Manager to be of comparable quality to securities rated as follows: A/A (0.7%), Baa/BBB (0.5%), Ba/BB (0.8%), B/B (0.5%) and Caa/CCC (0.5%).
** The Portfolio also owns preferred stocks rated A (0.4%), Baa/BBB (0.3%) and Ba/BB (0.3%), and convertible bonds rated Baa/BBB (0.1%).


      The actual distribution of the Portfolio's corporate bond investments by ratings on any given date will vary, and the distribution of the Portfolio's investments by ratings as set forth above should not be considered as representative of the Portfolio's future portfolio composition.

      FOREIGN SECURITIES. (All Portfolios, except the Small Cap Stock Index Portfolio) Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers, including depositary receipts, foreign government obligations and securities of supranational entities, are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.


      Because evidences of ownership of foreign securities usually are held outside the United States, a Portfolio will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise. Moreover, foreign securities held by a Portfolio may trade on days when the Portfolio does not calculate its net asset value and thus may affect the Portfolio's net asset value on days when investors have no access to the Portfolio.

      With respect to the securities purchased by the Emerging Markets Portfolio and certain securities that may be purchased by the Founders Portfolios and the Core Bond and Japan Portfolios only, developing countries have economic structures that are generally less diverse and mature, and political systems that are less stable, than those of developed countries. The markets of developing countries may be more volatile than the markets of more mature economies; however, such markets may provide higher rates of return to investors. Many developing countries providing investment opportunities for the Portfolio have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.


      Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

      MORTGAGE-RELATED SECURITIES. (Core Bond Portfolio only) Mortgage-related securities are complex derivative instruments, subject to both credit and prepayment risk, and may be more volatile and less liquid, and more difficult to price accurately, than more traditional debt securities. Although certain mortgage-related securities are guaranteed by a third party (such as a U.S. Government agency or instrumentality with respect to government-related mortgage-backed securities) or otherwise similarly secured, the market value of the security, which may fluctuate, is not secured.

      Mortgage-related securities generally are subject to credit risks associated with the performance of the underlying mortgage properties and to prepayment risk. In certain instances, the credit risk associated with mortgage-related securities can be reduced by third party guarantees or other forms of credit support. Improved credit risk does not reduce prepayment risk which is unrelated to the rating assigned to the mortgage-related security. Prepayment risk can lead to fluctuations in value of the mortgage-related security which may be pronounced. If a mortgage-related security is purchased at a premium, all or part of the premium may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments on the underlying mortgage collateral. Certain mortgage-related securities that may be purchased by the Portfolio, such as inverse floating rate collateralized mortgage obligations, have coupons that move inversely to a multiple of a specific index which may result in a form of leverage. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages, and, therefore, it is not possible to predict accurately the security's return to the Portfolio. Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization. During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security's expected maturity which generally would cause the value of such security to fluctuate more widely in response to changes in interest rates. Were the prepayments on the Portfolio's mortgage-related securities to decrease broadly, the Portfolio's effective duration, and thus sensitivity to interest rate fluctuations, would increase. Commercial real property loans, however, often contain provisions that reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans and in some cases there may be prohibitions on principal prepayments for several years following origination.

      STATE INSURANCE REGULATION. (All Portfolios) The Fund is intended to be a funding vehicle for VA contracts and VLI policies to be offered by Participating Insurance Companies and will seek to be offered in as many jurisdictions as possible. Certain states have regulations concerning concentration of investments, purchase and sale of future contracts and short sales of securities, among other techniques. If applied to a Portfolio, the Portfolio may be limited in its ability to engage in such techniques and to manage its portfolio with the flexibility provided herein. It is the Fund's intention that each Portfolio operate in material compliance with current insurance laws and regulations, as applied, in each jurisdiction in which the Portfolio is offered.


      SIMULTANEOUS INVESTMENTS. (All Portfolios) Investment decisions for each Portfolio are made independently from those of the other Portfolios and investment companies advised by the Manager (and, where applicable, Founders or Newton). The Manager has adopted written trade allocation procedures for its equity and fixed income trading desks. Under the procedures, portfolio managers or the trading desks will ordinarily seek to aggregate (or "bunch") orders that are placed or received concurrently for more than one investment company or account. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Portfolio or the price paid or received by the Portfolio. Each Portfolio, together with other investment companies advised by the Manager, Founders or Newton and their affiliates, may own significant positions in portfolio companies which, depending on market conditions, may affect adversely a Portfolio's ability to dispose of some or all of its positions should it desire to do so.


INVESTMENT RESTRICTIONS


      Each Portfolio's investment objective is a fundamental policy, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Portfolio's outstanding voting shares. In addition, each Portfolio has adopted certain investment restrictions as fundamental policies and certain other investment restrictions as non-fundamental policies, as described below. Under normal circumstances, the Core Bond Portfolio invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds (or other investments with similar economic characteristics). Under normal circumstances, each of the Core Value, Emerging Leaders, MidCap Stock, Emerging Markets, Technology Growth and Japan Portfolios invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks (or other investments with similar economic characteristics). These stocks are issued by (i) in the case of Emerging Leaders Portfolio, small-cap companies, (ii) in the case of MidCap Stock Portfolio, mid-cap companies, (iii) in the case of Emerging Markets Portfolio, companies organized, or with a majority of assets or business, in emerging market countries, (iv) in the case of Technology Growth Portfolio, companies of any size that the Manager believes to be leading producers or beneficiaries of technological innovation, and (v) in the case of Japan Portfolio, Japanese companies. Under normal circumstances, the Founders International Equity Portfolio invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities (or other investments with similar economic characteristics) from a minimum of three countries outside the U.S. Each of these Portfolios has adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in its policy to so invest 80% of its assets.


      CORE VALUE PORTFOLIO, MIDCAP STOCK PORTFOLIO, TECHNOLOGY GROWTH PORTFOLIO, FOUNDERS DISCOVERY PORTFOLIO, FOUNDERS GROWTH PORTFOLIO, FOUNDERS INTERNATIONAL EQUITY PORTFOLIO AND FOUNDERS PASSPORT PORTFOLIO ONLY. Each of these Portfolios has adopted investment restrictions numbered 1 through 10 as fundamental policies which cannot be changed, as to a Portfolio, without approval by the holders of a majority (as defined in the 1940 Act) of the Portfolio's outstanding voting shares. Investment restrictions numbered 11 through 15 are not fundamental policies and may be changed, as to a Portfolio, by a vote of a majority of the Fund's Board members at any time. None of these Portfolios may:

     1. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For purposes of this Investment Restriction with respect to the Technology Growth Portfolio, the technology sector in general is not considered an industry.

     2. Invest more than 5% of its assets in the obligations of any one issuer, except that up to 25% of the value of the Portfolio's total assets may be invested, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities may be purchased, without regard to any such limitation.

     3. Purchase the securities of any issuer if such purchase would cause the Portfolio to hold more than 10% of the voting securities of such issuer. This restriction applies only with respect to 75% of the Portfolio's total assets.

     4. Invest in commodities, except that a Portfolio may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

     5. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but a Portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts.

     6. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Portfolio's total assets). For purposes of this Investment Restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

     7. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, a Portfolio may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Fund's Board.

     8. Act as an underwriter of securities of other issuers, except to the extent a Portfolio may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

     9. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted in Investment Restriction Nos. 4, 6, 12 and 13 may be deemed to give rise to a senior security.

     10. Purchase securities on margin, but a Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

     11. Invest in the securities of a company for the purpose of exercising management or control, but the Portfolio will vote the securities it owns as a shareholder in accordance with its views.

     12. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

     13. Purchase, sell or write puts, calls or combinations thereof, except as described in the Prospectus and Statement of Additional Information.

     14. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of its net assets would be so invested.

     15. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

                                    * * *


      CORE BOND PORTFOLIO, EMERGING LEADERS PORTFOLIO, JAPAN PORTFOLIO AND SMALL CAP STOCK INDEX PORTFOLIO. Each of these Portfolios has adopted investment restrictions numbered 1 through 10 as fundamental policies which cannot be changed, as to a Portfolio, without approval by the holders of a majority (as defined in the 1940 Act) of the Portfolio's outstanding voting shares. Investment restrictions numbered 11 through 13 are not fundamental policies and may be changed, as to a Portfolio, by a vote of a majority of the Fund's Board members at any time. None of these Portfolios may:


     1. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry (except, for Small Cap Stock Index Portfolio, to the extent such Portfolio's benchmark Index as described in its Prospectus is so concentrated), provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     2. Invest more than 5% of its assets in the obligations of any one issuer, except that up to 25% of the value of the Portfolio's total assets may be invested, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities may be purchased, without regard to any such limitation.

     3. Purchase the securities of any issuer if such purchase would cause the Portfolio to hold more than 10% of the voting securities of such issuer. This restriction applies only with respect to 75% of the Portfolio's total assets.

     4. Invest in commodities, except that the Portfolio may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

     5. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the Portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts.


     6. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of a Portfolio's total assets). For purposes of this Investment Restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.


     7. Lend any securities or make any other loans if, as a result, more than 33-1/3% of its total assets would be lent to others, except that this limitation does not apply to the purchase of debt obligations and the entry into repurchase agreements. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Fund's Board.

     8. Act as an underwriter of securities of other issuers, except to the extent the Portfolio may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

     9. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted in Investment Restriction Nos. 4, 6 and 12 may be deemed to give rise to a senior security.

     10. Purchase securities on margin, but the Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

     11. Invest in the securities of a company for the purpose of exercising management or control, but the Portfolio will vote the securities it owns as a shareholder in accordance with its views.

     12. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

     13. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of its net assets would be so invested.

                                    * * *

      EMERGING MARKETS PORTFOLIO ONLY. The Portfolio has adopted investment restrictions numbered 1 through 8 as fundamental policies which cannot be changed without approval by the holders of a majority (as defined in the 1940
Act) of the Portfolio's outstanding voting shares. Investment restrictions numbered 9 through 11 are not fundamental policies and may be changed by a vote of a majority of the Fund's Board members at any time. The Emerging Markets Portfolio may not:

     1. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     2. Invest in commodities, except that the Portfolio may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

     3. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the Portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts.

     4. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Portfolio's total assets). For purposes of this Investment Restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

     5. Lend any securities or make any other loans if, as a result, more than 33-1/3% of its total assets would be lent to others, except that this limitation does not apply to the purchase of debt obligations and the entry into repurchase agreements. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Fund's Board.

     6. Act as an underwriter of securities of other issuers, except to the extent the Portfolio may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

     7. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted in Investment Restriction Nos. 2, 4 and 10 may be deemed to give rise to a senior security.

     8. Purchase securities on margin, but the Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

     9. Invest in the securities of a company for the purpose of exercising management or control, but the Portfolio will vote the securities it owns as a shareholder in accordance with its views.

     10. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

     11. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of its net assets would be so invested.

                                    * * *

      In addition, each Portfolio has adopted the following policies as non-fundamental policies. Each Portfolio intends (i) to comply with the diversification requirements prescribed in regulations under Section 817(h) of the Code, and (ii) to comply in all material respects with insurance laws and regulations that the Fund has been advised are applicable to investments of separate accounts of Participating Insurance Companies. As non-fundamental policies, these policies may be changed by vote of a majority of the Board members at any time.


      If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction. With respect to Investment Restriction No. 6 (No. 4 in the case of the Emerging Markets Portfolio), however, if borrowings exceed 33-1/3% of the value of a Portfolio's total assets as a result of a change in values or assets, the Portfolio must take steps to reduce such borrowings at least to the extent of such excess.


      The Fund and the Manager have received an exemptive order from the SEC which, among other things, permits each Portfolio to use cash collateral received in connection with lending the Portfolio's securities and other uninvested cash to purchase shares of one or more registered money market funds advised by the Manager in excess of the limitations imposed by the 1940 Act.


                            MANAGEMENT OF THE FUND

      The Fund's Board is responsible for the management and supervision of each Portfolio, and approves all significant agreements with those companies that furnish services to the Fund. These companies are as follows:

      The Dreyfus Corporation............ Investment Adviser


      Founders Asset Management LLC...... Sub-Investment Adviser to the
                                          Founders Portfolios
      Newton Capital Management Limited.. Sub-Investment Adviser to the
                                          Japan Portfolio
      Dreyfus Service Corporation........ Distributor
      Dreyfus Transfer, Inc.............. Transfer Agent
      The Bank of New York............... Custodian for the Emerging
                                          Markets, Founders International
                                          Equity, Founders Passport and
                                          Japan Portfolios
      Mellon Bank, N.A................... Custodian for the Core Bond, Core
                                          Value, Emerging Leaders, Founders
                                          Discovery, Founders Growth,
                                          MidCap Stock, Technology Growth
                                          and Small Cap Stock Index
                                          Portfolios



BOARD MEMBERS OF THE FUND(1)

      Board members of the Fund, together with information as to their position with the Fund, principal occupations and other board memberships and affiliations, are shown below:


Name  (Age)            Principal Occupation
POSITION WITH FUND     DURING PAST 5 YEARS       OTHER BOARD MEMBERSHIPS AND
(SINCE)                                          AFFILIATIONS


Joseph S. DiMartino    Corporate Director and    The Muscular Dystrophy Association,
(59)                   Trustee                     DIRECTOR
Chairman of the Board                            Levcor International, Inc., an
(1998)                                             apparel fabric processor, DIRECTOR
                                                 Century Business Services, Inc., a
                                                   provider of outsourcing functions
                                                   for small and medium size
                                                   companies, DIRECTOR
                                                 The Newark Group, a provider of a
                                                   national market of paper recovery
                                                   facilities, paperboard mills and
                                                   paperboard converting plants,
                                                   DIRECTOR

Clifford L.             President of Alexander   Wyeth (formerly, American Home
Alexander, Jr. (69)      & Associates,             Products Corporation), a global
Board Member (1998)      Inc., a management        leader in pharmaceuticals, consumer
                         consulting firm           healthcare products and animal
                         (January 1981 -           health products, DIRECTOR
                         present)                Mutual of America Life Insurance
                       Chairman of the Board of    Company,
                         Moody's Corporation       DIRECTOR
                         (October 2000 -
                         present)
                       Chairman of the Board
                       and Chief Executive
                       Officer of The Dun and
                       Bradstreet Corporation
                       (October 1999 -September
                       2000)

Lucy Wilson Benson     President of Benson and   The International Executive Services
(75)   Board Member      Associates,             Corps., DIRECTOR
(1998)                   consultants to          Citizens Network for Foreign Affairs,
                         business and            VICE CHAIRPERSON
                         government (1980 -      Council on Foreign Relations, MEMBER
                         present)                Lafayette College Board of Trustees,
                                                   VICE CHAIRPERSON EMERITUS
                                                 Atlantic Council of the U.S., DIRECTOR

David W. Burke (67)     Corporate Director and   John F. Kennedy Library Foundation,
Board Member (2003)      Trustee                 DIRECTOR
                                                 U.S.S. Constitution Museum, DIRECTOR

Whitney I. Gerard (68)  Partner of Chadbourne &  None
Board Member (2003)      Parke
                        LLP

Arthur A. Hartman (77)  Chairman of First NIS    APCO Associates, Inc., SENIOR
Board Member (2003)      Regional Fund           CONSULTANT
                         (ING/Barings
                         Management) and New
                         Russia Fund
                       Advisory Council Member
                         to Barings Vostok


George L. Perry (69)    Economist and Senior     State Farm Mutual Automobile
Board Member (2003)      Fellow at Brookings     Association, DIRECTOR
                         Institution             State Farm Life Insurance Company,
                                                 DIRECTOR

_______________
1    None of the Board members are "interested persons" of the Fund, as defined in the 1940 Act.




      Board members are elected to serve for an indefinite term. The Fund has standing audit, nominating and compensation committees, each comprised of its Board members who are not "interested persons" of the Fund, as defined in the 1940 Act. The function of the audit committee is to oversee the Fund's financial and reporting policies and certain internal control matters; the function of the nominating committee is to select and nominate all candidates who are not "interested persons" of the Fund for election to the Fund's Board; and the function of the compensation committee is to establish the appropriate compensation for serving on the Board. The nominating committee does not normally consider nominees recommended by shareholders. The Fund also has a standing pricing committee comprised of any one Board member. The function of the pricing committee is to assist in valuing the Portfolios' investments. The audit committee met four times, the compensation committee met once, the nominating committee met once and the pricing committee met twenty-six times during the fiscal year ended December 31, 2002.

      The table below indicates the dollar range of each Board member's ownership of Portfolio shares and shares of other funds in the Dreyfus Family of Funds for which he or she is a Board member, in each case as of December 31, 2002.

                                Core Bond       Core Value    Emerging
Name of Board Member            Portfolio       Portfolio     Leaders
                                                              Portfolio
------------------------------  --------------  ------------  -----------------
Joseph S. DiMartino             None            None          None
Clifford L. Alexander, Jr.      None            None          None
Lucy Wilson Benson              None            None          None
David W. Burke                  None            None          None
Whitney I. Gerard               None            None          None
Arthur A. Hartman               None            None          None
George L. Perry                 None            None          None

                                Emerging
                                Markets
Name of Board Member            Portfolio         Japan
                                                  Portfolio
------------------------------  --------------    ---------------
Joseph S. DiMartino             None              None
Clifford L. Alexander, Jr.      None              None
Lucy Wilson Benson              None              None
David W. Burke                  None              None
Whitney I. Gerard               None              None
Arthur A. Hartman               None              None
George L. Perry                 None              None



                                Founders        Founders      Founders
                                Discovery       Growth        International
Name of Board Member            Portfolio       Portfolio     Equity
                                                              Portfolio
------------------------------  --------------  ------------  ---------------
Joseph S. DiMartino             None            None          None
Clifford L. Alexander, Jr.      None            None          None
Lucy Wilson Benson              None            None          None
David W. Burke                  None            None          None
Whitney I. Gerard               None            None          None
Arthur A. Hartman               None            None          None
George L. Perry                 None            None          None





                                                     Small
                                                     Cap                     Aggregate
                               Founders   MidCap     Stock      Technology   Holding of
                               Passport   Stock      Index      Growth       Funds in the
Name of Board Member           Portfolio  Portfolio  Portfolio  Portfolio    Dreyfus Family
                                                                             of Funds
----------------------         ---------  ---------  ---------  -----------  ----------------
Joseph S. DiMartino              None     None       None       None         Over $100,000


Clifford L. Alexander, Jr.       None     None       None       None         Over $100,000


Lucy Wilson Benson               None     None       None       None         Over $100,000
David W. Burke                   None     None       None       None         Over $100,000
Whitney I. Gerard                None     None       None       None         Over $100,000
Arthur A. Hartman                None     None       None       None         None
George L. Perry                  None     None       None       None         None




      As of December 31, 2002, none of the Board members or their immediate family members owned securities of the Manager, Founders, Newton, or the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Manager, Founders, Newton, or the Distributor.

      Effective January 1, 2003, the Fund pays its Board members its allocated portion of an annual retainer of $60,000 and a fee of $7,500 per meeting (with a minimum of $500 per meeting and per telephone meeting) attended for the Fund and sixteen other funds (comprised of 29 portfolios) in the Dreyfus Family of Funds, and reimburses them for their expenses.(1) The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members, if any, are entitled to receive an annual retainer and a per meeting attended fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each Board member by the Fund and by all funds in the Dreyfus Family of Funds for which such person is a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Board member's total compensation) for the year ended December 31, 2002, was as follows:
___________

1 Prior to January 1, 2003, the Fund paid its Board members its allocated portion of an annual retainer of $25,000 and fee of $4,000 per meeting (with minimum of $500 per meeting and per telephone meeting), attended for the Fund and seven other funds (comprised of 11 portfolios) in the Dreyfus Family of Funds and reimbursed them for their expenses.


                                                           Total Compensation
                                     Aggregate            From the Fund and
                                     Compensation From    Fund Complex Paid to
Name of Board Member                 the Fund*            Board Member(**)


Joseph S. DiMartino................  $2,279               $815,938 (191)

Clifford L. Alexander..............  $1,784               $134,500  (53)

Lucy Wilson Benson.................  $1,784               $130,500  (27)

David W. Burke.....................  N/A***               $258,250  (60)

Whitney I. Gerard..................  N/A***               $ 79,000  (17)

Arthur A. Hartman..................  N/A***               $ 78,500  (17)

George L. Perry....................  N/A***               $ 78,500  (17)


____________________________
* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $5,060 for all Board members as a group.
** Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Portfolios, for which the Board members serve.


*** Messrs. Burke, Gerard, Hartman and Perry were elected Board members of the Fund effective January 1, 2003; accordingly, they received no compensation from the Fund for the year ended December 31, 2002.



OFFICERS OF THE FUND


STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.  Chairman of the Board, Chief
      Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.  Chief
      Investment Officer, Vice Chairman and a director of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President - Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.  Executive Vice President,
      Secretary, and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.  Associate General Counsel and
      Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since July 1980.

JEFF PRUSNOFSKY, ASSISTANT SECRETARY SINCE MARCH 2000.  Associate General
      Counsel of the Manager, and an officer of 23 investment companies (comprised of 82 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since October 1990.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.  Associate
      General Counsel of the Manager, and an officer of 93 investment companies (comprised of 200 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

ROBERT R. MULLERY, ASSISTANT SECRETARY SINCE JANUARY 2003.  Associate General
      Counsel of the Manager, and an officer of 27 investment companies (comprised of 65 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since May 1986.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001. Director - Mutual Fund
      Accounting of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001. Mutual Funds
      Tax Director of the Manager, and an officer of 95 investment companies (comprised of 203 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1993.

ROBERT S. ROBOL, ASSISTANT TREASURER SINCE DECEMBER 2002.  Senior Accounting
      Manager - Equity Funds of the Manager, and an officer of 24 investment companies (comprised of 104 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, ASSISTANT TREASURER SINCE DECEMBER 2002.  Senior Accounting
      Manager - Equity Funds of the Manager, and an officer of 24 investment companies (comprised of 104 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Manager since November 1990.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE SEPTEMBER
      2002.    Vice President and Anti-Money Laundering Compliance Officer of
      the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 199 portfolios) managed by the Manager. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.


      The address of each Board member and officer of the Fund is 200 Park Avenue, New York, New York 10166.


      The Fund's Board members and officers, as a group, owned less than 1% of each Portfolio's shares outstanding on March 20, 2003. See "Information About the Fund and Portfolios" for a list of shareholders known by the Fund to own of record 5% or more of a Portfolio's outstanding voting securities as of March 20, 2003.



                           MANAGEMENT ARRANGEMENTS


      INVESTMENT ADVISER. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon"). Mellon is a global financial holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets.

      The Manager provides management services pursuant to a Management Agreement between the Fund and the Manager. As to each Portfolio, the Management Agreement is subject to annual approval by (i) the Fund's Board or
(ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Portfolio, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Portfolio, the Management Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the shares of the Portfolio, or, upon not less than 90 days' notice, by the Manager. The Management Agreement will terminate automatically, as to the relevant Portfolio, in the event of its assignment (as defined in the 1940 Act).

      The following persons are officers and/or directors of the
Manager: Stephen E. Canter, Chairman of the Board, Chief Executive Officer, and Chief Operating Officer; Michael G. Millard, President and a director; Stephen R. Byers, Chief Investment Officer, Vice Chairman and a director; J. Charles Cardona, Vice Chairman and a director; Lawrence S. Kash, Vice Chairman; J. David Officer, Vice Chairman and a director; Ronald P. O'Hanley III, Vice Chairman and a director; Diane P. Durnin, Executive Vice President, Mark N. Jacobs, Executive Vice President, General Counsel and Secretary; Patrice M. Kozlowski, Senior Vice President-Corporate Communications; Mary Beth Leibig, Vice President-Human Resources; Theodore A. Schachar, Vice President-Tax; Angela E. Price, Vice President; Wendy H. Strutt, Vice President; Ray Van Cott, Vice President-Information Systems; William H. Maresca, Controller; James Bitetto, Assistant Secretary; Steven F. Newman, Assistant Secretary; and Mandell L. Berman, Steven G. Elliott, David F. Lamere, Martin G. McGuinn and Richard W. Sabo, directors.

      The Manager maintains office facilities on behalf of the Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. The Manager, from time to time, may make payments from its own assets, including past profits but not including the management fees paid by the Portfolios, to Participating Insurance Companies in connection with the provision of certain administrative services to one or more Portfolios or servicing and/or maintaining shareholder accounts. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.


      SUB-INVESTMENT ADVISERS. With respect to the Founders Portfolios, the Manager has entered into a Sub-Investment Advisory Agreement with Founders (the "Founders Sub-Advisory Agreement"). As to each Founders Portfolio, the Founders Sub-Advisory Agreement is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the Portfolio's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or Founders, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Founders Portfolio, the Founders Sub-Advisory Agreement is terminable without penalty (i) by the Manager on 60 days' notice, (ii) by the Fund's Board or by vote of the holders of a majority of the Portfolio's outstanding voting securities on 60 days' notice, or (iii) upon not less than 90 days' notice, by Founders. The Founders Sub-Advisory Agreement will terminate automatically, as to the relevant Founders Portfolio, in the event of its assignment (as defined in the 1940 Act).


      The following persons are officers of Founders: Stephen E. Canter, Chairman; Richard W. Sabo, President and Chief Executive Officer; Kenneth R. Christoffersen, Senior Vice President, General Counsel and Secretary; Francis
P. Gaffney, Senior Vice President; David L. Ray, Treasurer; Richard A. Sampson, Senior Vice President; Robert T. Ammann, Vice President; Janelle E. Belcher, Vice President; John B. Jares, Vice President; Robert T. Kelly, Vice President; William L. Reith, Vice President; Kevin S. Sonnett, Vice President; Tracy P. Stouffer, Vice President; David Sundquist, Vice President; and Lisa G. Warshafsky, Vice President.

      With respect to the Japan Portfolio, the Manager has entered into a Sub-Investment Advisory Agreement with Newton (the "Newton Sub-Advisory Agreement"). The Newton Sub-Advisory Agreement is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940
Act) of the Japan Portfolio's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or Newton, by vote cast in person at a meeting called for the purpose of voting on such approval. The Newton Sub-Advisory Agreement is terminable without penalty (i) by the Manager on 60 days' notice, (ii) by the Fund's Board or by vote of the holders of a majority of the Japan Portfolio's outstanding voting securities on 60 days' notice, or (iii) upon not less than 90 days' notice, by Newton. The Newton Sub-Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

      The following persons are directors of Newton: Colin Campbell, Colin Harris, Guy Hudson, Helena Morrisey, Mark Rayward, Jon Groom and Jeff Munroe.

      PORTFOLIO MANAGEMENT. The Manager manages each Portfolio's investments in accordance with the stated policies of the Portfolio, subject to the approval of the Fund's Board. Founders, with respect to each Founders Portfolio, and Newton, with respect to the Japan Portfolio, provide day-to-day management of the respective Portfolio's investments, subject to the supervision of the Manager and the Fund's Board. Each Portfolio's adviser is responsible for investment decisions and provides the Fund with portfolio managers who are authorized by the Fund's Board to execute purchases and sales of securities for the relevant Portfolio. The portfolio managers of Core Bond Portfolio are Michael Hoeh, Martin Fetherston, William Howarth, John Koerber, Gregg Jordan, Kenneth Smalley, Gerald E. Thunelius and Samuel Weinstock. The portfolio managers of Core Value Portfolio are Francis DeAngelis, William Goldenberg and Valerie Sill. The portfolio managers of Emerging Leaders Portfolio are Paul Kandel, Hilary Woods and George C. Saffaye. The portfolio managers of Emerging Markets Portfolio are Andrea Clark, D. Kirk Henry, Carolyn Kedersha and Clifford A. Smith. The portfolio managers of Japan Portfolio are Miki Sugimoto and Martin Batty. The portfolio managers of MidCap Stock Portfolio are John O'Toole, Ronald Gala, Steven A. Falci and Robert Wilk. The portfolio managers of Small Cap Stock Index Portfolio are Steven A. Falci and Thomas Durante. The portfolio managers of Technology Growth Portfolio are Mark Herskovitz and Charles A. Thomas. The primary portfolio manager of Founders Discovery Portfolio is Robert T. Ammann. The primary portfolio manager of Founders Growth Portfolio is John B. Jares. The primary portfolio managers of Founders International Equity Portfolio are Remi Browne and Daniel LeVan. The primary portfolio manager of Founders Passport Portfolio is Tracy Stouffer. The Manager, Founders and Newton maintain research departments with professional portfolio managers and securities analysts who provide research services for the Portfolios and for other funds advised by the Manager, Founders or Newton.

      In approving the current Management Agreement, and each Sub-Investment Advisory Agreement, the Board considered a number of factors, including the nature and quality of the services provided by the Manager, Founders and Newton, as the case may be; the investment philosophy and investment approach as applied to the Portfolios by the Manager and, as applicable, Founders and Newton; the investment management expertise of the Manager, Founders and Newton in respect of the relevant Portfolio's investment strategies; the personnel, resources and experience of the Manager, and, as applicable, Founders and Newton; each Portfolio's performance history and the management and sub-advisory fees paid to the Manager and Founders and Newton, respectively, relative to those of mutual funds with similar investment objectives, strategies and restrictions; the Manager's costs of providing services under the Management Agreement; the relationship between the fees paid to the Manager under the Management Agreement and the Fund's Distribution Plan; and ancillary benefits the Manager may receive from its relationship with the Fund.


      Mellon Bank, N.A., the Manager's parent, and its affiliates may have deposit, loan and commercial banking or other relationships with the issuers of securities purchased by a Portfolio. The Manager has informed the Fund that in making its investment decisions it does not obtain or use material inside information that Mellon Bank, N.A. or its affiliates may possess with respect to such issuers.


      The Fund, the Manager, Founders, Newton and the Distributor each have adopted a Code of Ethics that permits its personnel, subject to the respective Code of Ethics, to invest in securities, including securities that may be purchased or held by a Portfolio. The Manager's Code of Ethics subjects its employees' personal securities transactions to various restrictions to ensure that such trading does not disadvantage any fund advised by the Manager. In that regard, the Manager's portfolio managers and other investment personnel must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Manager's Code of Ethics and also are subject to the oversight of Mellon's Investment Ethics Committee. Portfolio managers and other investment personnel who comply with the preclearance and disclosure procedures of the Manager's Code of Ethics and the requirements of the Committee may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

      EXPENSES. All expenses incurred in the operation of the Fund (other than with respect to Small Cap Stock Index Portfolio) are borne by the Fund, except to the extent specifically assumed by the Manager (or, if applicable, the Portfolio's Sub-Adviser). The expenses borne by the Fund include: organizational costs, taxes, interest, loan commitment fees, dividends and interest on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager or Founders or any of their affiliates, SEC fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Fund's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and meetings, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, and any extraordinary expenses. In addition, each class of shares bears any class specific expenses allocated to such class, such as expenses related to the distribution and/or shareholder servicing of such class. Each Portfolio's Service shares are subject to an annual distribution fee. See "Distribution Plan (Service Shares Only)." Other than for Small Cap Stock Index Portfolio, expenses attributable to a particular Portfolio are charged against the assets of that Portfolio; other expenses of the Fund are allocated among the Portfolios on the basis determined by the Fund's Board, including, but not limited to, proportionately in relation to the net assets of each Portfolio.


      All expenses incurred in the operation of Small Cap Stock Index Portfolio are borne by the Manager, except management fees, Distribution Plan fees, taxes, interest, brokerage fees and commissions, if any, extraordinary expenses, and the Portfolio's allocated portion of the fees and expenses of Board members who are not "interested persons" (as defined in the 1940 Act) and fees and expenses of independent counsel to the Fund and the Board members who are not "interested persons."


      As compensation for the Manager's services, the Fund has agreed to pay the Manager a monthly fee at the annual rate set forth below as a percentage of the relevant Portfolio's average daily net assets:


             NAME OF PORTFOLIO                     MANAGEMENT FEE


Core Bond Portfolio                                      0.60%
Core Value Portfolio                                     0.75%
Emerging Leaders Portfolio                               0.90%
Emerging Markets Portfolio                               1.25%
Japan Portfolio                                          1.00%
MidCap Stock Portfolio                                   0.75%
Small Cap Stock Index Portfolio                          0.35%*
Technology Growth Portfolio                              0.75%
Founders Discovery Portfolio                             0.90%
Founders Growth Portfolio                                0.75%
Founders International Equity Portfolio                  1.00%
Founders Passport Portfolio                              1.00%


-----------------------
* With respect to the Small Cap Stock Index Portfolio, the Manager has agreed to reduce its management fee in an amount equal to the Portfolio's allocated portion of the accrued fees and expenses of the non-interested Board members and fees and expenses of independent counsel to the Fund and to the non-interested Board members.


      For the fiscal periods ended December 31, 2000, 2001 and 2002 (except as indicated), the management fees payable by each indicated Portfolio to the Manager, the amounts waived by the Manager and the net fee paid by the indicated Portfolio were as follows:


          NAME OF PORTFOLIO                     MANAGEMENT FEE PAYABLE
                                      2000           2001          2002


Core Value Portfolio                  $141,578       $292,739      $  480,210
MidCap Stock Portfolio                $292,611       $931,142      $1,748,357
Founders Growth Portfolio             $145,465       $214,580      $  181,793
Founders International Equity         $ 87,346       $111,393      $   87,190
Portfolio
Founders Passport Portfolio           $275,381       $209,261      $  154,383
Emerging Leaders Portfolio            $ 30,529       $90,552       $  198,227
Emerging Markets Portfolio            $ 26,868       $38,500       $  115,684
Founders Discovery Portfolio          $ 66,148       $137,221      $  123,322
Japan Portfolio                       $ 23,612       $ 20,383      $   17,374
Technology Growth Portfolio           $1,151,112     $806,726      $  584,402
Core Bond Portfolio                   $  27,989(1)   $196,344      $  475,208
Small Cap Stock Index Portfolio       N/A            N/A           $  56,561(2)



          NAME OF PORTFOLIO                        REDUCTION IN FEE
                                      2000           2001          2002


Core Value Portfolio                  $13,924        $7,797        $      0
MidCap Stock Portfolio                $24,288        $    0        $      0
Founders Growth Portfolio             $21,770        $28,268       $ 22,438
Founders International Equity         $49,569        $80,703       $ 44,790
Portfolio
Founders Passport Portfolio           $275,381       $209,261      $154,383
Emerging Leaders Portfolio            $23,673        $15,976       $      0
Emerging Markets Portfolio            $26,868        $38,500       $ 80,915
Founders Discovery Portfolio          $38,291        $16,362       $  6,621
Japan Portfolio                       $23,612        $20,383       $ 17,374
Technology Growth Portfolio           $     0             $0       $      0
Core Bond Portfolio                   $27,989(1)     $56,328       $      0
Small Cap Stock Index Portfolio       N/A            N/A           $      0(2)



          NAME OF PORTFOLIO                          NET FEE PAID
                                      2000              2001          2002


Core Value Portfolio                  $  127,654       $284,942    $  480,210
MidCap Stock Portfolio                $  268,323       $931,142    $1,748,357
Founders Growth Portfolio             $  123,695       $186,312    $  159,355
Founders International Equity         $   37,777       $ 30,690    $   42,400
Portfolio
Founders Passport Portfolio           $        0       $      0    $        0
Emerging Leaders Portfolio            $    6,856       $ 74,576    $  198,227
Emerging Markets Portfolio            $                $      0    $   34,769
Founders Discovery Portfolio          $   27,857       $120,859    $  116,701
Japan Portfolio                       $        0       $      0    $        0
Technology Growth Portfolio           $1,151,112       $806,726    $  584,402
Core Bond Portfolio                   $     0(1)       $140,016    $  475,208
Small Cap Stock Index Portfolio       N/A               N/A        $   56,561(2)

______________
(1)   From May 1, 2000 (commencement of operations) through December 31, 2000.
(2)   From May 3, 2002 (commencement of operations) through December 31, 2002.


      As compensation for Founders' services, the Manager has agreed to pay Founders a monthly sub-advisory fee at the annual rate set forth below as a percentage of the relevant Founders Portfolio's average daily net assets:

NAME OF PORTFOLIO                                     SUB-INVESTMENT ADVISORY
                                                      FEE

FOUNDERS DISCOVERY PORTFOLIO AND FOUNDERS GROWTH
PORTFOLIO
0 to $100 million of average daily net assets                   0.25%
$100 million to $1 billion of average daily net                 0.20%
assets
$1 billion to $1.5 billion of average daily net                 0.16%
assets
$1.5 billion or more of average daily net assets                0.10%

FOUNDERS INTERNATIONAL EQUITY PORTFOLIO AND FOUNDERS
PASSPORT PORTFOLIO
0 to $100 million of average daily net assets                   0.35%
$100 million to $1 billion of average daily net                 0.30%
assets
$1 billion to $1.5 billion of average daily net                 0.26%
assets
$1.5 billion or more of average daily net assets                0.20%


      The fees paid by the Manager to Founders with respect to the Founders Portfolios for the fiscal years ended December 31, 2000, 2001 and 2002 were as follows:


          NAME OF PORTFOLIO               SUB-INVESTMENT ADVISORY FEES PAID
                                      2000           2001          2002


Founders Discovery Portfolio          $18,379        $38,247       $34,256
Founders Growth Portfolio             $48,492        $71,753       $66,607
Founders International Equity         $30,577        $39,166       $30,513
Portfolio
Founders Passport Portfolio           $96,399        $73,248       $54,029


      As compensation for Newton's services, the Manager has agreed to pay Newton a monthly sub-advisory fee at the annual rate set forth below as a percentage of the Japan Portfolio's average daily net assets:


JAPAN PORTFOLIO                                     SUB-INVESTMENT ADVISORY FEE


0 to $100 million of average daily net assets                   0.35%
$100 million to $1 billion of average daily net                 0.30%
assets
$1 billion to $1.5 billion of average daily net                 0.26%
assets
$1.5 billion or more of average daily net assets                0.20%


      The fees payable by the Manager to Newton for the fiscal years ended December 31, 2000, 2001 and 2002 were waived in their entirety by Newton pursuant to an undertaking.


      The aggregate of the fees payable to the Manager is not subject to reduction as the value of a Portfolio's assets increases.

      DISTRIBUTOR. The Distributor, a wholly-owned subsidiary of the Manager, located at 200 Park Avenue, New York, New York 10166, serves as each Portfolio's distributor on a best efforts basis pursuant to an agreement with the Fund which is renewable annually.


      TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN. Dreyfus Transfer, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of the Manager, 200 Park Avenue, New York, New York 10166, is the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for each Portfolio, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses.


      Mellon Bank, N.A., the Manager's parent, One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, acts as custodian with respect to the Core Bond, Core Value, Emerging Leaders, Founders Discovery, Founders Growth, MidCap Stock, Technology Growth and Small Cap Stock Index Portfolios. Under a custody agreement with the Fund, Mellon Bank, N.A. holds each such Portfolio's securities and keeps all necessary accounts and records. For its custody services, Mellon Bank, N.A. receives a monthly fee based on the market value of each such Portfolio's assets held in custody and receives certain securities transaction charges. Mellon Bank, N.A. has no part in determining the investment policies of the Portfolios or which securities are to be purchased or sold by the Portfolios.


      The Bank of New York, 100 Church Street, New York, New York 10286, serves as the Fund's custodian with respect to the Emerging Markets, Founders International Equity, Founders Passport and Japan Portfolios. The Bank of New York has no part in determining the investment policies of the Portfolios or which securities are to be purchased or sold by the Portfolios.


                              HOW TO BUY SHARES

      Each Portfolio, except the Small Cap Stock Index Portfolio, offers two classes of shares--Initial shares and Service shares. The Small Cap Stock Index Portfolio offers only Service shares. The classes are identical, except as to the expenses borne by each class which may affect performance. See "Distribution Plan (Service Shares Only)." Portfolio shares currently are offered only to separate accounts of Participating Insurance Companies. Separate accounts of the Participating Insurance Companies place orders based on, among other things, the amount of premium payments to be invested pursuant to Policies. See the prospectus of the separate account of the applicable Participating Insurance Company for more information on the purchase of Portfolio shares and with respect to the availability for investment in specific classes of the Portfolios and in specific Portfolios of the Fund. The Fund does not issue share certificates. Purchase orders from separate accounts based on premiums and transaction requests received by the Participating Insurance Company on a given business day in accordance with procedures established by the Participating Insurance Company will be effected at the net asset value of the applicable Portfolio determined on such business day if the orders are received by the Fund in proper form and in accordance with applicable requirements on the next business day and Federal Funds (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank) in the net amount of such orders are received by the Fund on the next business day in accordance with applicable requirements. It is each Participating Insurance Company's responsibility to properly transmit purchase orders and Federal Funds in accordance with applicable requirements. Policy holders should refer to the prospectus for their Policies in this regard. INDIVIDUALS MAY NOT PLACE PURCHASE ORDERS DIRECTLY WITH THE FUND.

      Portfolio shares are sold on a continuous basis. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern time), on each day that the NYSE is open for regular business. For purposes of determining net asset value, certain options and futures may be valued 15 minutes after the close of trading on the floor of the NYSE. Net asset value per share of each class of shares is computed by dividing the value of a Portfolio's net assets represented by such class (i.e., the value of its assets less liabilities) by the total number of shares of such class outstanding. For information regarding methods employed in valuing each Portfolio's investments, see "Determination of Net Asset Value."


                              DISTRIBUTION PLAN
                            (SERVICE SHARES ONLY)

      Rule 12b-1 (the "Rule") adopted by the SEC under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Fund's Board has adopted such a plan (the "Distribution Plan") with respect to each Portfolio's Service shares pursuant to which the Portfolio pays the Distributor at an annual rate of 0.25% of the value of the average daily net assets of the Portfolio's Service shares for distributing Service shares, for advertising and marketing related to Service shares and for servicing and/or maintaining accounts of Service class shareholders. Under the Distribution Plan, the Distributor may make payments to Participating Insurance Companies and the principal underwriters for their Policies in respect of these services. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred.
The Board believes that there is a reasonable likelihood that the Fund's Distribution Plan will benefit each Portfolio and the holders of its Service shares.

      A quarterly report of the amounts expended under the Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Fund's Board for its review. The Distribution Plan provides that it may not be amended to increase materially the costs which holders of Service shares may bear without the approval of the holders of Service shares and that other material amendments of the Distribution Plan must be approved by the Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Distribution Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Distribution Plan. As to each Portfolio, the Distribution Plan may be terminated at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan or by vote of the holders of a majority of such Portfolio's Service shares.


      Set forth below are the amounts paid pursuant to the Plan by each indicated Portfolio, with respect to its Service shares, to the Distributor for the fiscal year ended December 31, 2002:



                                  PAYMENTS        REDUCTION      NET FEE
        NAME OF PORTFOLIO         TO DISTRIBUTOR  IN FEE         PAID



Core Bond Portfolio                $123,495       $96,376        $27,119
Core Value Portfolio                 77,993        40,885         37,108
Emerging Leaders Portfolio           20,113             0         20,113
Emerging Markets Portfolio            1,770           513          1,257
Japan Portfolio                         126           126              0
MidCap Stock Portfolio               38,380        15,122         23,258
Small Cap Stock Index Portfolio      40,401             0         40,401
Technology Growth Portfolio          17,373             0         17,373
Founders Discovery Portfolio          6,812          3,724         3,088
Founders Growth Portfolio            11,718         11,718             0
Founders International Equity         4,297          4,297             0
Portfolio
Founders Passport Portfolio           1,895          1,895             0



                             HOW TO REDEEM SHARES

      Portfolio shares may be redeemed at any time by the separate accounts of the Participating Insurance Companies. INDIVIDUALS MAY NOT PLACE REDEMPTION ORDERS DIRECTLY WITH THE FUND.

      Redemption requests received by the Participating Insurance Company from separate accounts on a given business day in accordance with procedures established by the Participating Insurance Company will be effected at the net asset value of the applicable Portfolio determined on such business day if the requests are received by the Fund in proper form and in accordance with applicable requirements on the next business day. It is each Participating Insurance Company's responsibility to properly transmit redemption requests in accordance with applicable requirements. Policy holders should consult their Policy prospectus in this regard. The value of the shares redeemed may be more or less than their original cost, depending on the Portfolio's then-current net asset value. No charges are imposed by the Fund when shares are redeemed.

      The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC.

      Should any conflict between VA contract holders and VLI policy holders arise which would require that a substantial amount of net assets be withdrawn, orderly portfolio management could be disrupted to the potential detriment of such VA contract holders and VLI policy holders.

      REDEMPTION COMMITMENT. The Fund has committed to pay in cash all redemption requests by any shareholder of record of a Portfolio, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of such Portfolio's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amount, the Fund's Board reserves the right to make payments in whole or in part in securities or other assets of the Portfolio in case of an emergency or any time a cash distribution would impair the liquidity of the Portfolio to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Portfolio's investments are valued. If the recipient sells such securities, brokerage charges would be incurred.

      SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended or the date of payment postponed (a) during any period when the NYSE is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect the Fund's shareholders.

                              EXCHANGE PRIVILEGE

      Investors can exchange shares of a Portfolio for shares of the same class of any other portfolio or fund managed by the Manager that is offered only to separate accounts established by Participating Insurance Companies to fund Policies, or for shares of any such money market portfolio, subject to the terms and conditions relating to exchanges set forth in the applicable Policy prospectus. Policy holders should refer to the applicable Policy prospectus for more information on exchanging Portfolio shares. The Fund reserves the right to modify or discontinue its exchange program at any time upon 60 days' notice to the Participating Insurance Companies.

                       DETERMINATION OF NET ASSET VALUE


      Each Portfolio's investment securities, including covered call options written by the Portfolio, are valued at the last sale price on the securities exchange or national securities market on which such securities are primarily traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except that open short positions are valued at the asked price. Bid price is used when no asked price is available. Market quotations for foreign securities denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place contemporaneously with the determination of prices of certain of the foreign investment securities of the Core Bond Portfolio, Core Value Portfolio, Emerging Leaders Portfolio, Emerging Markets Portfolio, Japan Portfolio or any Founders Portfolio. If events materially affecting the value of such securities occur between the time when their price is determined and the time when the Portfolio's net asset value is calculated, such securities may be valued at fair value as determined in good faith by the Board. Certain short-term investments may be carried at amortized cost, which approximates value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Fund's Board. Expenses and fees, including the management fee (reduced by any fee waiver or expense reimbursement arrangement), and fees pursuant to the Distribution Plan, with respect to each Portfolio's Service shares, are accrued daily and taken into account for the purpose of determining the net asset value of the relevant Portfolio's shares.


      Substantially all of the Core Bond Portfolio's investments (excluding short-term investments) are valued each business day by an independent pricing service (the "Service") approved by the Fund's Board. Securities valued by the Service for which quoted bid prices in the judgment of the Service are readily available and are representative of the bid side of the market are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other debt securities are valued by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Debt securities that are not valued by the Service are valued at the average of the most recent bid and asked prices in the market in which such investments are primarily traded, or at the last sales price for securities traded primarily on an exchange. In the absence of reported sales of investments traded primarily on an exchange, the average of the most recent bid and asked prices is used. Bid price is used when no asked price is available.


      Restricted securities, as well as securities or other assets for which recent market quotations are not readily available or are determined by the Fund not to reflect accurately fair value (such as when an event occurs after the close of the exchange on which the security is principally traded and that is determined by the Fund to have changed the value of the security), are valued at fair value as determined in good faith based on procedures approved by the Board. The valuation of a security based on a fair value procedures may differ from the security's most recent closing price, and from the prices used by other mutual funds to calculate their net asset values. Restricted securities which are, or are convertible into, other securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which such restricted securities were purchased. This discount will be revised by the Board, if the Board members believe that it no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Fund's Board.


      NYSE CLOSINGS. The holidays (as observed) on which the NYSE is closed currently are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES


      Management believes that each Portfolio has qualified as a regulated investment company under the Code for the fiscal year ended December 31, 2002. Each Portfolio intends to continue to so qualify, as a "regulated investment company" under the Code, if such qualification is in the best interest of its shareholders. As a regulated investment company, each Portfolio will pay no Federal income tax on net investment income and net realized securities gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. To qualify as a regulated investment company, the Portfolio must distribute at least 90% of the Portfolio's net income (consisting of net investment income and net short-term capital gain) to its shareholders. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.


      Each Portfolio intends to comply with the diversification requirements imposed by section 817(h) of the Code and the regulations thereunder. These requirements place certain limitations on the proportion of each Portfolio's assets that may be represented by any single investment (which includes all securities of the same issuer). For purposes of section 817(h), all securities of the same issuer, all interests in the same real property project, and all interest in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities and political subdivisions all will be considered securities issued by the same issuer.

      Generally, a regulated investment company must distribute substantially all of its ordinary income and capital gains in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% excise tax. However, the excise tax does not apply to a fund whose only shareholders are certain tax exempt trusts or segregated asset accounts of life insurance companies held in connection with variable contracts. In order to avoid this excise tax, each Portfolio intends to qualify for this exemption or to make its distributions in accordance with the calendar year.

      In order to maintain its qualifications as a regulated investment company, a Portfolio's ability to invest in certain types of financial instruments (for example, securities issued or acquired at a discount) may be restricted and a Portfolio may be required to maintain or dispose of its investments in certain types of financial instruments beyond the time when it might otherwise be advantageous to do so.

      Investment by a Portfolio in securities issued at a discount or providing for deferred interest or for payment of interest in the form of additional obligations could, under special tax rules, affect the amount, timing and character of distributions to shareholders by causing a Portfolio to recognize income prior to the receipt of cash payments. For example, the Portfolio could be required to recognize annually a portion of the discount (or deemed discount) at which such securities were issued and to distribute an amount equal to such income in order to maintain its qualification as a regulated investment company. In such case, the Portfolio may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.

      If a Portfolio fails to qualify as a regulated investment company, the Portfolio will be subject to Federal, and possibly state, corporate taxes on its taxable income and gains, distributions to its shareholders will be taxed as ordinary dividend income to the extent of such Portfolio's available earnings and profits, and Policy holders could lose the benefit of tax deferral on distributions made to the separate accounts of Participating Insurance Companies. Similarly, if a Portfolio failed to comply with the diversification requirements of section 817(h) of the Code and the regulations thereunder, Policy holders could be subject to current tax on distributions made to the separate accounts of Participating Insurance Companies.

      Portfolios investing in foreign securities or currencies may be required to pay withholding, income or other taxes to foreign governments or U.S. possessions. Foreign tax withholding from dividends and interest, if any, is generally at a rate between 10% and 35%. The investment yield of any Portfolio that invests in foreign securities or currencies is reduced by these foreign taxes. Policy holders investing in such Portfolios bear the cost of any foreign taxes but will not be able to claim a foreign tax credit or deduction for these foreign taxes. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains in respect of investments by foreign investors.

      Certain Portfolios may invest in an entity that is classified as a "passive foreign investment company" ("PFIC") For Federal income tax purposes, the operation of certain provisions of the Code applying to PFICs could result in the imposition of certain Federal income taxes on the Portfolios. In addition, gain realized from the sale or other disposition of PFIC securities may be treated as ordinary income.

      The foregoing is only a general summary of some of the important Federal income tax considerations generally affecting the Portfolios and their shareholders. No attempt is made to present a complete explanation of the Federal tax treatment of the Portfolios' activities or to discuss state and local tax matters affecting the Portfolios. Policy holders are urged to consult their own tax advisers for more detailed information concerning tax implications of investments in the Portfolios. For more information concerning the Federal income tax consequences, Policy holders should refer to the prospectus for their Policies.

                            PORTFOLIO TRANSACTIONS


      GENERAL. (All Portfolios) The Manager or applicable sub-investment adviser assumes general supervision over the placement of securities buy and sell orders on behalf of the funds it manages. In choosing brokers, the Manager or applicable Sub-Adviser evaluates the ability of the broker to execute the particular transaction (taking into account the market for the stock and the size of the order) at the best combination of price and quality of execution. In selecting brokers no factor is necessarily determinative, and seeking to obtain best execution for all trades takes precedence over all other considerations. Brokers are selected after a review of all relevant criteria, including: the actual price to be paid for the shares; the broker's knowledge of the market for the particular stock; the broker's reliability; the broker's integrity or ability to maintain confidentiality; the broker's research capability; commission rates; the broker's ability to ensure that the shares will be delivered on settlement date; the broker's ability to handle specific orders of various size and complexity; the broker's financial condition; the broker's willingness to commit capital; and the sale by the broker of funds managed by the Manager or applicable Sub-Adviser. At various times and for various reasons, certain factors will be more important than others in determining which broker to use.


      The Manager and each sub-investment adviser have adopted written trade allocation procedures for their equity and fixed income trading desks. Under the procedures, portfolio managers and the trading desks ordinarily will seek to aggregate (or "bunch") orders that are placed or received concurrently for more than one account. In some cases, this policy may adversely affect the price paid or received by an account, or the size of the position obtained or liquidated. Generally, bunched trades will be allocated among the participating accounts based on the number of shares designated for each account on the trade order. If securities available are insufficient to satisfy the requirements of the participating accounts, available securities generally are allocated among accounts pro rata, based on order sizes. In the case of debt securities, the pro rata allocation is based on the account's asset sizes. In allocating trades made on a combined basis, the trading desks typically seek to achieve the same net unit price of the securities for each participating account. Because a pro rata allocation may not always adequately accommodate all facts and circumstances, the trade allocation procedures may allow the allocation of securities on a basis other than pro rata. For example, adjustments may be made to eliminate de minimis positions, to give priority to accounts with specialized investment policies and objectives or to consider the unique characteristics of certain accounts (e.g., available cash, industry or issuer concentration, duration, credit exposure).

      The Core Value, Emerging Leaders, MidCap Stock and Small Cap Stock Index Portfolios are each managed by dual employees of the Manager and an affiliated entity in the Mellon organization. Portfolios managed by dual employees use the research and trading facilities, and are subject to the internal policies and procedures, of the affiliated entities. While the policies and procedures of the affiliated entities are different than those of the Manager or the sub-investment advisers, they are based on the same principles, and are substantially similar.


      The Manager or applicable Sub-Adviser may deem it appropriate for one of its accounts to sell a security while another of its accounts is purchasing the same security. Under such circumstances, the Manager or Sub-Adviser may arrange to have the purchase and sale transaction effected directly between its accounts ("cross transactions"). Cross transactions will be effected pursuant to procedures adopted under Rule 17a-7 under the 1940 Act.

      For the fiscal periods ended December 31, 2000, 2001 and 2002, the amounts paid by the indicated Portfolios for brokerage commissions, gross spreads and concessions on principal transactions none of which was paid directly to the Manager or either Sub-Adviser or the Distributor, were as follows:



NAME OF PORTFOLIO                          BROKERAGE COMMISSIONS PAID
                                   2000          2001           2002


Core Value Portfolio               $ 51,322     $126,053       $201,968
MidCap Stock Portfolio             $ 91,426     $278,623       $517,297
Founders Growth Portfolio          $ 43,910     $ 76,695       $ 96,067
Founders International Equity      $ 97,918     $ 95,175       $ 97,830
Portfolio
Founders Passport Portfolio        $737,471    $855,791        $528,927
Emerging Leaders Portfolio         $ 27,242    $ 66,529        $201,059
Emerging Markets Portfolio         $ 13,786    $ 29,060        $54,692
Founders Discovery Portfolio       $ 10,718    $ 18,002        $66,523
Japan Portfolio                    $ 29,093    $ 11,640        $ 13,511
Technology Growth Portfolio        $128,528    $152,973        $312,726
Core Bond Portfolio                $0(1)       $ 23,194        $ 38,361
Small Cap Stock Index Portfolio    N/A         N/A             $ 81,760(2)


NAME OF PORTFOLIO                    CONCESSIONS ON PRINCIPAL TRANSACTIONS

                                   2000        2001           2002


Core Value Portfolio               $8,244      $22,648        $0
MidCap Stock Portfolio             $0          $12,709        $0
Founders Growth Portfolio          $214        $0             $0
Founders International Equity      $0          $4,220         $0
Portfolio
Founders Passport Portfolio        $677        $3,268         $1,527
Emerging Leaders Portfolio         $8,702      $19,057        $15,725
Emerging Markets Portfolio         $0          $0             $0
Founders Discovery Portfolio       $18,244     $38,092        $58,930
Japan Portfolio                    $0          $0             $0
Technology Growth Portfolio        $111,118    $876           $0
Core Bond Portfolio                $0(1)       $0             $0
Small Cap Stock Index Portfolio    N/A         N/A            N/A
____________________
(1)  From May 1, 2000 (commencement of operations) through December 31, 2000.
(2)  From May 3, 2002 (commencement of operations) through December 31, 2002.


      The brokerage commissions for certain Portfolios were significantly greater than the previous fiscal year due to increased market volatility and increased cash flows into and out of the Portfolios.

      The Fund contemplates that, consistent with the policy of obtaining the most favorable net price, brokerage transactions may be conducted through the Manager, Founders or Newton or their affiliates. The Fund's Board has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to the Manager, Founders, Newton or their affiliates are reasonable and fair.


     For the fiscal year ended December 31, 2002, Emerging Leaders and Technology Growth Portfolios paid an affiliate of the Manager brokerage commissions of $720 and $1,035, respectively. During this period, this amounted to approximately 0.4% and 0.3% of the aggregate brokerage commissions paid by the Emerging Leaders and Technology Growth Portfolios, respectively, for transactions involving approximately 0.6% and 0.5% of the aggregate dollar amount of transactions for which the Emerging Leaders and Technology Growth Portfolios paid brokerage commissions, respectively.

      IPO ALLOCATIONS. (Core Bond, Emerging Markets, and Technology Growth Portfolios only) The Manager has adopted IPO procedures that require portfolio managers seeking to participate in an IPO to use reasonable efforts to indicate their interest in the IPO, in writing, to Dreyfus's Equity Trading Desk at least 24 hours before the pricing of the shares offered in the IPO. Generally, the number of shares requested by a portfolio manager must be limited to the number of IPO shares which, if received, would not exceed a position that is .50% greater than the fund's average equity position.

      Portfolio managers may specify a minimum number of shares deemed to be an adequate allocation for a fund, and will not receive an allocation of less than the number of shares so specified. Portfolio managers must accept an allocation that is equal to or greater than the minimum number of shares requested, but are not required to accept shares in excess of the amount
requested.   Any DE MINIMIS adjustment may result in larger funds
participating in IPOs to a lesser extent than smaller funds.

      A portfolio manager who indicates an interest in participating in an IPO on behalf of less than all of the funds under his or her management must explain why shares are not being requested on behalf of each non-participating fund.

      Based on the indications of interest, the Equity Trading Desk establishes an appropriate order size for each fund. In establishing the appropriate order sizes, the following factors may be considered: (i) the number of shares requested for each fund; (ii) the relative size of each fund; (iii) each fund's investment objectives, style and portfolio composition; and (iv) any other factors relevant to achieving a fair and equitable allocation among funds.

      If there are insufficient securities to satisfy all orders, allocations are generally made among participating funds PRO RATA on the basis of each fund's order size. Allocations may deviate from a strict PRO RATA allocation if the Chief Investment Officer or his designee determines that it is fair and equitable to allocate on other than a PRO RATA basis.

      Certain funds or groups of funds (each a "Rotational Group") may participate in IPOs on a rotational basis. Each Rotational Group participates in an IPO based on a pre-determined sequential order and only one Rotational Group may participate in a particular IPO. Shares allocated to a Rotational Group generally are re-allocated PRO RATA to the funds in the group based on the order size as determined by the Equity Trading Desk.


      Funds managed by dual employees of the Manager and an affiliated entity are subject to the IPO procedures of the affiliated entities. While the IPO policies and procedures may differ from those of the Manager, they are based on the same principles and are substantially similar.

      IPO ALLOCATIONS. (Core Value and Emerging Leaders Portfolios only) Each of these Portfolios' portfolio managers are dual employees of the Manager and The Boston Company Asset Management ("TBCAM") and each such Portfolio is subject to the IPO procedures of TBCAM. Under the procedures, all portfolio managers seeking to participate in an IPO must indicate their interest in the IPO to the equity trader prior to the pricing of the offering. Portfolio managers may specify for each account the minimum position deemed to be an adequate allocation. Shares received in an offering are allocated among participating accounts on a pro rata basis based on account size, with a minimum domestic equity allocation of ten shares to any one account.

      IPO ALLOCATIONS. (MidCap Stock and Small Cap Stock Index Portfolios only) Each of these Portfolio's portfolio managers is a dual employee of the Manager and Mellon Equity Associates ("MEA"). Portfolio managers seeking to participate in an IPO must indicate their interest in the IPO, by account or fund and in writing, to the MEA trading operation prior to the pricing of a deal. Shares received in an offering are allocated among accounts with similar investment objectives on a pro rata basis. If a pro rata allocation among all accounts that indicated an interest in the offering would result in a position that is not meaningful to an account, MEA may allocate the shares received to less than all those accounts indicating an interest.


      IPO ALLOCATIONS. (Japan Portfolio only) The Portfolio is subject to the IPO procedures of Newton. Generally, under the procedures, all portfolio managers seeking to participate in an IPO must indicate their interest in the IPO to the equity trader prior to the pricing of the offering. Portfolio managers may specify for each account the minimum position deemed to be an adequate allocation. Shares received in an offering are allocated among participating accounts on a pro rata basis based on account size, with a minimum domestic equity allocation of ten shares to any one account.


      IPO ALLOCATIONS. (Founders Portfolios only) Each Founders Portfolio is subject to the IPO procedures of Founders. Under the procedures, all portfolio managers seeking to participate in an IPO must inform the Trading Department Manager, or his or her designee, of the accounts for which the offering would be suitable at least 24 hours prior to the time the offering is to be priced or the books are to be closed, whichever occurs first. If it is not possible to give this notice, the portfolio manager will give notice as soon as practicable under the circumstances.

      The key criterion for determining the eligibility of an account to participate in an IPO is the suitability of the investment for the account. Guidelines based on the estimated market capitalization of the issuer are used to help determine the accounts for which offerings are most suitable.
If the portfolio manager of an account for which a particular offering would be most suitable based on the market capitalization guidelines determines not to have that account participate in the offering, other accounts may participate in the offering.

      Allocations among accounts with the same or a similar investment objective managed by the same portfolio manager generally are allocated pro rata based on the net asset values of the applicable accounts. However, a portfolio manager may determine not to participate in an offering for an account based on the circumstances affecting that account including, without limitation, cash availability, desired position size, the account's investment policies and restrictions, or tax considerations. If an offering is suitable for accounts managed by different portfolio managers and more than one portfolio manager wants to participate in the offering, the shares are allocated to the accounts for which the offering is deemed most suitable. Such offerings generally are then allocated pro rata based on net asset value. In the case of secondary public offerings, allocations may be based on position weightings desired for each participating account.

      If under the procedures an account would receive an allocation equal to or less than the greater of (a) a portfolio position of .25 of 1%; or (b) 100 shares, the portfolio manager may decline the allocation for that account. Shares not taken as a result of this rule are reallocated to the other accounts participating in the allocation on a pro rata basis based on their net asset values.

      From time to time, special circumstances may arise in which deviations from these policies are appropriate. Any such exceptions must by approved by Founders' President or his designee.

      SOFT DOLLARS. (All Portfolios) Subject to the policy of seeking the best combination of price and execution, a Portfolio may execute transactions with brokerage firms that provide, along with brokerage services, research services and products, as defined in Section 28(e) of the Securities Exchange Act of 1934. Section 28(e) provides a "safe harbor" to investment managers who use commission dollars of their advised accounts to obtain investment research and brokerage services and products. These arrangements are often called soft dollar arrangements. Research and brokerage services and products that provide lawful and appropriate assistance to the manager in performing investment decision-making responsibilities fall within the safe harbor.


      The services and products provided under these arrangements permit the Manager or applicable Sub-Adviser to supplement its own research and analysis activities, and provide it with information from individuals and research staffs of many securities firms.

      Some of the research products or services received by the Manager or a sub-investment adviser may have both a research function and a non-research administrative function (a "mixed use"). If the Manager or Sub-Adviser determines that any research product or service has a mixed use, the Manager or Sub-Adviser will allocate in good faith the cost of such service or product accordingly. The portion of the product or service that the Manager or Sub-Adviser determines will assist it in the investment decision-making process may be paid for in soft dollars. The non-research portion is paid for by the Manager or Sub-Adviser in hard dollars. Any such allocation may create a conflict of interest for the Manager or Sub-Adviser.


      Certain funds are managed by dual employees of the Manager and an affiliated entity in the Mellon organization. The affiliated entity effects trades for funds managed by these dual employees. Because those funds may benefit from the research products and services the affiliated entity receives from brokers, commissions generated by those funds may be used to help pay for research products and services used by the affiliated entity.


      The Manager or applicable Sub-Adviser generally considers the amount and nature of research, execution and other services provided by brokerage firms, as well as the extent to which such services are relied on, and attempts to allocate a portion of the brokerage business of its clients on the basis of that consideration. Neither the research services nor the amount of brokerage given to a particular brokerage firm are made pursuant to any agreement or commitment with any of the selected firms that would bind the Manager or sub-investment adviser to compensate the selected brokerage firm for research provided. The Manager or applicable Sub-Adviser endeavors to direct sufficient commissions to broker/dealers that have provided it with research to ensure continued receipt of research the Manager or Sub-Adviser believes is useful. Actual brokerage commissions received by a broker/dealer may be more or less than the suggested allocations.

      The Manager or applicable Sub-Adviser may receive a benefit from the research services and products that is not passed on to a Portfolio in the form of a direct monetary benefit. Further, research services and products may be useful to the Manager or applicable Sub-Adviser in providing investment advice to any of the Portfolio's or clients it advises. Likewise, information made available to the Manager or applicable Sub-Adviser from brokerage firms effecting securities transactions for a Portfolio may be utilized on behalf of another fund or client. Thus, there may be no correlation between the amount of brokerage commissions generated by a particular Portfolio or client and the indirect benefits received by that Portfolio or client.

      The aggregate amount of transactions during the fiscal year ended December 31, 2002 in securities effected on an agency basis through a broker for, among other things, research services, and the commissions and concessions related to such transactions were as follows:

NAME OF PORTFOLIO                  TRANSACTION      COMMISSIONS AND
                                   AMOUNT           CONCESSIONS
Core Value Portfolio               $0               $0
MidCap Stock Portfolio             $0               $0
Founders Growth Portfolio          $21,328,953      $32,399
Founders International Equity      $6,736,113       $16,490
Portfolio
Founders Passport Portfolio        $434,825         $2,610
Emerging Leaders Portfolio         $1,521,089       $3,505
Emerging Markets Portfolio         $0               $0
Founders Discovery Portfolio       $3,894,343       $10,188
Japan Portfolio                    $0               $0
Technology Growth Portfolio        $16,239,629      $35,809
Core Bond Portfolio                $0               $0
Small Cap Stock Index Portfolio    $0               $0

      REGULAR BROKER-DEALERS. A Portfolio may execute transactions with one or more of its "regular brokers or dealers," as defined in Rule 10b-1 under the 1940 Act. Rule 10b-1 provides that a "regular broker or dealer" is one of the ten brokers or dealers that, during the Portfolio's most recent fiscal year (i) received the greatest dollar amount of brokerage commissions from participating, either directly or indirectly, in the Portfolio's portfolio transactions, (ii) engaged as principal in the largest dollar amount of the Portfolio's transactions or (iii) sold the largest dollar amount of the Portfolio's securities. The following is a list of the ten regular brokers or dealers which received the largest amount of brokerage commissions from one or more Portfolios, in the aggregate, for the fiscal year ended December 31, 2002, the issuer of the securities and the aggregate value per issue, as of December 31, 2002, of such securities:

      Merrill Lynch, Pierce, Fenner & Smith, Inc., $161,000, Credit Suisse First Boston Corporation, $149,000, Morgan Stanley Dean Witter & Co., $147,000, Deutsche Bank Securities, Inc., $132,000, UBS Warburg LLC, $118,000, Salomon Smith Barney, Inc., $103,000, Goldman, Sachs & Co., $94,000, Lehman Brothers, Inc., $84,000, Bear, Stearns & Co., Inc., $80,000, and JPMorgan Chase Bank, $75,000.



                           PERFORMANCE INFORMATION

      Performance figures for the Portfolios will not reflect the separate charges applicable to the Policies offered by Participating Insurance Companies.


      The current yield for the 30-day period ended December 31, 2002 for Core Bond Portfolio was 4.83% for Initial shares and 4.83% for Service shares, which reflects the waiver of a portion of the management fee by the Manager. Had a portion of its management fee not been waived, Core Bond Portfolio's current yield for the 30-day period ended December 31, 2002 would have been 4.58% for Service shares.


      Current yield is computed pursuant to a formula which operates as follows: The amount of the relevant Portfolio's expenses accrued for the 30-day period (net of reimbursements) is subtracted from the amount of the dividends and interest earned (computed in accordance with regulatory requirements) by such Portfolio during the period. That result is then divided by the product of: (a) the average daily number of such Portfolio's shares outstanding during the period that were entitled to receive dividends, and (b) the net asset value per share on the last day of the period less any undistributed earned income per share reasonably expected to be declared as a dividend shortly thereafter. The quotient is then added to 1, and that sum is raised to the 6th power, after which 1 is subtracted. The current yield is then arrived at by multiplying the result by 2.

      Performance for each Portfolio's Service shares, which commenced operations on December 31, 2000, is based on the performance of the portfolio's Initial shares prior to that date. The historical performance of each Portfolio's Service shares prior to December 31, 2000 has not been adjusted to reflect the higher operating expenses of the Service shares; if these expenses had been reflected, such performance would have been lower.


      The average annual total return for the periods indicated ended December 31, 2002 for Initial shares and Service shares of the indicated Portfolios was as follows:


                                         Average Annual      Average Annual
                                          Total Return        Total Return
NAME OF PORTFOLIO/CLASS                     One Year         Since Inception


Core Value Portfolio
   Initial shares                             -23.29%            -1.06%(1)
   Service shares                             -23.31%            -1.06%(1)
MidCap Stock Portfolio
   Initial shares                             -12.49%            -0.21%(1)
   Service shares                             -12.69%            -0.27%(1)
Founders Growth Portfolio
   Initial shares                             -28.25%            -6.34%(2)
   Service shares                             -28.21%            -6.37%(2)
Founders International Equity
Portfolio
   Initial shares                             -27.15%            -5.61%(2)
   Service shares                             -27.21%            -5.61%(2)
Founders Passport Portfolio
   Initial shares                             -15.42%            -2.77%(2)
   Service shares                             -15.42%            -2.77%(2)
Technology Growth Portfolio
   Initial shares                             -39.41%           -20.72%(3)
   Service shares                             -39.58%           -20.89%(3)
Emerging Leaders Portfolio
   Initial shares                             -19.86%             7.14%(4)
   Service shares                             -20.04%             7.02%(4)
Emerging Markets Portfolio
   Initial shares                              -0.48%            -8.43%(4)
   Service shares                              -0.59%            -8.43%(4)
Founders Discovery Portfolio
   Initial shares                             -33.23%           -19.00%(4)
   Service shares                             -33.23%           -19.08%(4)
Japan Portfolio
   Initial shares                             -10.45%           -15.25%(4)
   Service shares                             -10.45%           -15.25%(4)
Core Bond Portfolio
   Initial shares                               6.70%             7.45%(5)
   Service shares                               6.78%             7.45%(5)
______________
(1)  From May 1, 1998 (commencement of operations) through December 31, 2002.
(2) From September 30, 1998 (commencement of operations) through December 31, 2002.
(3)  From August 31, 1999 (commencement of operations) through December 31,
     2002.
(4)  From December 15, 1999 (commencement of operations) through December 31,
     2002.
(5)  From May 1, 2000 (commencement of operations) through December 31, 2002.


      Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.


      Total return for the periods indicated ended December 31, 2002, for Initial shares and Service shares of the indicated Portfolios was as follows:


NAME OF PORTFOLIO/CLASS                                TOTAL RETURN


Core Value Portfolio
   Initial shares                                         -4.84%(1)
   Service shares                                         -4.87%(1)
MidCap Stock Portfolio
   Initial shares                                         -1.00%(1)
   Service shares                                         -1.27%(1)
Founders Growth Portfolio
   Initial shares                                        -24.31%(2)
   Service shares                                        -24.40%(2)
Founders International Equity Portfolio
   Initial shares                                        -21.77%(2)
   Service shares                                        -21.77%(2)
Founders Passport Portfolio
   Initial shares                                        -11.25%(2)
   Service shares                                        -11.25%(2)
Technology Growth Portfolio
   Initial shares                                        -53.96%(3)
   Service shares                                        -54.28%(3)
Emerging Leaders Portfolio
   Initial shares                                         23.40%(4)
   Service shares                                         22.99%(4)
Emerging Markets Portfolio
   Initial shares                                        -23.54%(4)
   Service shares                                        -23.54%(4)
Founders Discovery Portfolio
   Initial shares                                        -47.42%(4)
   Service shares                                        -47.58%(4)
Japan Portfolio
   Initial shares                                        -39.64%(4)
   Service shares                                        -39.64%(4)
Core Bond Portfolio
   Initial shares                                         21.16%(5)
   Service shares                                         21.16%(5)
_________________
(1)  From May 1, 1998 (commencement of operations) through December 31, 2002.
(2) From September 30, 1998 (commencement of operations) through December 31, 2002.
(3)  From August 31, 1999 (commencement of operations) through December 31,
     2002.
(4)  From December 15, 1999 (commencement of operations) through December 31,
     2002.
(5)  From May 1, 2000 (commencement of operations) through December 31, 2002.


      Total return is calculated by subtracting the amount of the relevant Portfolio's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.


      Since the Small Cap Stock Index Portfolio had less than one calendar year of performance as of the date of the performance figures provided for the other Portfolios, no performance data is provided for the Portfolio.


      Performance will vary from time to time and past results are not necessarily representative of future results. Investors should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance. The effective yield and total return for a Portfolio should be distinguished from the rate of return of a corresponding sub-account or investment division of a separate account of a Participating Insurance Company, which rate will reflect the deduction of additional charges, including mortality and expense risk charges, and will therefore be lower. Policy owners should consult the prospectus for their Policy.

      Calculations of the Portfolios' performance information may reflect absorbed expenses pursuant to any undertaking that may be in effect. Comparative performance information may be used from time to time in advertising or marketing a Portfolio's shares, including data from Lipper Analytical Services, Inc., Lipper Leaders Ratings, the Aggregate Bond Index, Government/Corporate Bond Index, CDA Technologies Indices, Consumer Price Index, IBC's Money Fund Report(TM), International Finance Corporation Index, Money Magazine, Bank Rate Monitor(TM), Standard & Poor's 500 Index, Standard & Poor's MidCap 400 Index, Standard & Poor's SmallCap 600 Index, Russell 2000(R) Index, Russell 2500(R) Index, Morgan Stanley Capital International (MSCI) Emerging Markets (Free) Index, MSCI Europe Index, MSCI World (ex US) Index, MSCI Japan Index, the Dow Jones Industrial Average, Morningstar, Inc., Value Line Mutual Fund Survey and other indices and industry publications. A Portfolio may also cite in its advertisements the aggregate amount of assets committed to index investing by pension funds and/or other investors.

      From time to time, advertising materials for a Portfolio may refer to or discuss then-current or past economic or financial conditions, developments and/or events. From time to time, advertising materials for a Portfolio also may refer to Morningstar ratings and related analyses supporting the rating, and may refer to, or include, biographical information relating to and commentary by the Portfolio's portfolio managers relating to their investment strategy, asset growth of the Portfolio, current or past business, political, economic or financial conditions and other matters of general interest to shareholders.

                  INFORMATION ABOUT THE FUND AND PORTFOLIOS

      Each Portfolio's shares are classified into two classes with the exception of Small Cap Stock Index Portfolio, which has one class. Each Portfolio share has one vote and shareholders will vote in the aggregate and not by class, except as otherwise required by law or with respect to any matter which affects only one class. Each Portfolio share, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Portfolio shares have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.

      Under Massachusetts law, shareholders, under certain circumstances, could be held personally liable for the obligations of the Fund. However, the Fund's Agreement and Declaration of Trust (the "Trust Agreement") disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by the Fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The Fund intends to conduct its operations in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

      Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of Board members or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Board member from office. Shareholders may remove a Board member by the affirmative vote of two-thirds of the Fund's outstanding voting shares. In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.

      The Fund is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio.


      To date, the Board has authorized the creation of 12 Portfolios of shares. All consideration received by the Fund for shares of one of the Portfolios, and all assets in which such consideration is invested, will belong to that Portfolio (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one Portfolio would be treated separately from those of the other Portfolios. The Fund has the ability to create, from time to time, new series without shareholder approval.


      Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Fund, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by such matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of such portfolio. The Rule exempts the selection of independent accountants and the election of Board members from the separate voting requirements of the rule.

      Each Portfolio will send annual and semi-annual financial statements to all its shareholders.

      The Small Cap Stock Index Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Portfolio particularly or the ability of the S&P 600 SmallCap Index to track general stock market performance. S&P's only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P SmallCap 600 Index which is determined, composed and calculated by S&P without regard to the Fund or the Portfolio. S&P has no obligation to take the needs of the Fund or the owners of the Portfolio into consideration in determining, composing, or calculating the S&P SmallCap 600 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Portfolio or the timing of the issuance or sale of the Portfolio or in the calculation of the equation by which the Portfolio is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Small Cap Stock Index Portfolio.

      S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, OWNERS OF THE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


      The following shareholders are known by the Fund to own of record 5% or more of the indicated Portfolio's shares outstanding on March 20, 2003. A shareholder who beneficially owns, directly or indirectly, more than 25% of a Portfolio's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Portfolio.

SHAREHOLDER                       PORTFOLIO                          PERCENTAGE

Allianz Life Insurance Co.        Small Cap Stock Index - Service shares 49.1%
of North America
5701 Golden Hills Drive
Minneapolis, MN 55416-1297

Allmerica Financial               MidCap Stock-Initial shares            27.4 %
Life & Annuity Co.
Attn:  Separate Accounts
Mail Station S310
440 Lincoln Street
Worcester, MA 01653

First TransAmerica Life           Core Bond-Initial shares               21.6%
Insurance Company                 Core Bond-Service shares               15.2%
Separate Account VA-2LNY          Core Value-Initial shares              16.1%
Accounting Department             Core Value-Service shares              9.1%
4333 Edgewood Road, NE            Emerging Leaders-Initial shares        26.6%
Cedar Rapids, IA 52499            Emerging Leaders-Service shares        14.3%
                                  Emerging Markets-Initial shares        6.1%
                                  Emerging Markets-Service shares        11.6%
                                  Founders Discovery-Initial shares      12.4%
                                  Founders Discovery-Service shares      7.5%
                                  Founders Growth-Initial shares         14.3%
                                  Founders Growth-Service shares         9.3%
                                  Founders International Equity-Initial  15.7%
                                  shares
                                  Founders International Equity-Service  8.0%
                                  shares
                                  Founders Passport-Initial shares       20.1%
                                  Founders Passport-Service shares       9.8%
                                  Japan-Initial shares                   7.7%
                                  Japan-Service shares                   44.4%
                                  MidCap Stock-Service shares            5.8%
                                  Technology Growth-Initial shares       20.2%
                                  Technology Growth-Service shares       15.3%

GE Life Annuity                   Emerging Markets-Initial shares        62.3%
Assurance Company
6610 West Broad Street
Richmond, VA 23230

Kemper Investors Life Insurance   MidCap Stock - Initial shares          47.4%
Co.
1600 McConnor Parkway
Schaumburg, IL 60196-6801

MBCIC                             Japan-Initial shares                   74.5%
c/o Mellon Bank, N.A.             Small Cap Stock Index -Service shares  14.7%
4001 Kennet Pike, Suite 218
Two Greenville Crossing
Greenville, DE 19807-2029

Mony Life of America              Small Cap Stock Index - Service shares 7.2%
Separate Account L
Mutual of New York
1 Mony Plaza, #37-55
Syracuse, NY 13202-2799

Nationwide Insurance Co.          Small Cap Stock Index - Service shares 28.9%
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH 43218-2029

NYLIAC                            Technology Growth-Initial shares       20.5%
169 Lackawanna Avenue
Parsippany, NJ 07054

Principal Financial Group         Founders Discovery - Initial shares    22.7%
Attn:  Chad Nichols
711 High Street
Des Moines, IA 50392-0002

Safeco Life Insurance Co.         MidCap Stock-Initial shares            8.6%
4854 154th Place, NE              Technology Growth-Initial shares       6.9%
Redmond, WA 98052-9664

The Manufacturers Life Insurance  MidCap Stock - Service shares          14.8%
Company of New York
500 Boylston Street, Suite 400
Boston, MA 02116-3740

TransAmerica Accidental           Core Bond-Initial shares               78.4%
Life Insurance Company            Core Bond-Service shares               81.1%
Separate Account VA-2L            Core Value-Initial shares              83.9%
Accounting Department             Core Value-Service shares              90.9%
4333 Edgewood Road, NE            Emerging Leaders-Initial shares        70.3%
Cedar Rapids, IA 52499-0001       Emerging Leaders-Service shares        79.2%
                                  Emerging Markets-Initial shares        29.4%
                                  Emerging Markets-Service shares        88.3%
                                  Founders Discovery-Initial shares      64.8%
                                  Founders Discovery-Service shares      92.5%
                                  Founders Growth-Initial shares         85.7%
                                  Founders Growth-Service shares         90.7%
                                  Founders International Equity-Initial  84.3%
                                  shares
                                  Founders International Equity-Service  92.0%
                                  shares
                                  Founders Passport-Initial shares       79.9%
                                  Founders Passport-Service shares       90.1%
                                  Japan-Initial shares                   17.8%
                                  Japan-Service shares                   55.3%
                                  MidCap Stock-Initial shares            11.6%
                                  MidCap Stock-Service shares            74.7%
                                  Technology Growth-Initial shares       51.9%
                                  Technology Growth-Service shares       84.6%



                       COUNSEL AND INDEPENDENT AUDITORS

      Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Fund's Prospectuses.

      Ernst & Young LLP, 5 Times Square, New York, New York 10036, independent auditors, have been selected as independent auditors of the Fund.


                                   APPENDIX

                              Rating Categories

      Description of certain ratings assigned by Standard & Poor's Ratings Services ("S&P"), Moody's Investors Service, Inc. ("Moody's"), and Fitch Ratings ("Fitch"):

S&P

LONG-TERM

AAA
An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C
Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C
A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D
An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

r
The symbol 'r' is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R.
The designation 'N.R.' indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Note: The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within the major rating categories.

SHORT-TERM

A-1
A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are given a plus sign (+) designation. This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B
A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet is financial commitment on the obligation.

C
A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D
A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

MOODY'S

LONG-TERM

Aaa
Bonds rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa
Bonds rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the 'Aaa' securities.

A
Bonds rated 'A' possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa
Bonds rated 'Baa' are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba
Bonds rated 'Ba' are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B
Bonds rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa
Bonds rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca
Bonds rated 'Ca' represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C
Bonds rated 'C' are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from 'Aa' through 'Caa'. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

PRIME RATING SYSTEM (SHORT-TERM)

Issuers rated PRIME-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

      Leading market positions in well-established industries.

      High rates of return on funds employed.

      Conservative capitalization structure with moderate reliance on debt and ample asset protection.

      Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated PRIME-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated PRIME-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

FITCH

LONG-TERM INVESTMENT GRADE

AAA
HIGHEST CREDIT QUALITY. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
VERY HIGH CREDIT QUALITY. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A
HIGH CREDIT QUALITY. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
GOOD CREDIT QUALITY. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

LONG-TERM SPECULATIVE GRADE

BB
SPECULATIVE. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B
HIGHLY SPECULATIVE. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C
HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. 'CC' ratings indicate that default of some kind appears probable. 'C' ratings signal imminent default.

DDD, DD, D
DEFAULT. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. 'DD' ratings indicate potential recoveries in the range of 50% - 90% and 'D' the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect of repaying all obligations.

SHORT-TERM

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1
HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2
GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3
FAIR CREDIT QUALITY. The capacity for timely payment of financial commitment is adequate; however, near-term adverse changes could result in a reduction non-investment grade.

B
SPECULATIVE. Minimal capacity for timely payment of financial commitments plus vulnerability to near-term adverse changes in financial and economic conditions.

C
HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D
DEFAULT.  Denotes actual or imminent payment default.

'NR' indicates that Fitch does not rate the issuer or issue in question.

Notes to long-term and short-term ratings: A plus (+) or minus (-) sign designation may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' long-term rating category, to categories below 'CCC', or to short-term ratings other than 'F1.'